Exhibit 99.1
                                 ------------
                Computational Materials and/or ABS Term Sheets

                                                                  Exhibit 99.1


                             ABS New Transaction

                           Computational Materials
                           -----------------------

                                 $648,505,000
                                (Approximate)

                                 CWABS, Inc.

                                  Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-8

                        [LOGO OMITTED] COUNTRYWIDE(SM)
                                  HOME LOANS
                          Seller and Master Servicer




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[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These
Computational Materials are furnished to you solely by Countrywide Securities
Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange
Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date.
This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although
Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational
Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.
Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

                                      2

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
[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

Term Sheet                                                                                                     Date: August 9, 2005

                                                     $648,505,000 (Approximate)
                                           CWABS Asset-Backed Certificates, Series 2005-8

-----------------------------------------------------------------------------------------------------------------------------------
            Principal          WAL         Payment Window     Expected Ratings        Last Scheduled               Certificate
Class(1)    Balance(2)     Call/Mat(3)   (Mos) Call/Mat(3)    (S&P/Moody's)(7)       Distribution Date                Type
--------    ----------     -----------   -----------------    ----------------       -----------------                ----

1-A-1(4)   $243,773,000    2.29 / 2.45    1 - 83 / 1 - 180        AAA/Aaa                Dec 2035            Floating Rate Senior
2-A-1(5)   $142,913,000    1.00 / 1.00    1 - 23 / 1 - 23         AAA/Aaa                Oct 2026            Floating Rate Senior
2-A-2(5)   $104,816,000    3.00 / 3.00   23 - 67 / 23 - 67        AAA/Aaa                Feb 2034            Floating Rate Senior
2-A-3(5)    $33,204,000    6.64 / 8.52   67 - 83 / 67 - 190       AAA/Aaa                Dec 2035            Floating Rate Senior
M-1(6)      $24,421,000    4.85 / 5.37   43 - 83 / 43 - 162      [AA+/Aa1]               Nov 2035           Floating Rate Mezzanine
M-2(6)      $22,725,000    4.75 / 5.26   41 - 83 / 41 - 156       [AA/Aa2]               Nov 2035           Floating Rate Mezzanine
M-3(6)      $14,245,000    4.70 / 5.19   40 - 83 / 40 - 149      [AA-/Aa3]               Nov 2035           Floating Rate Mezzanine
M-4(6)      $12,889,000    4.68 / 5.15   39 - 83 / 39 - 144       [A+/A1]                Oct 2035           Floating Rate Mezzanine
M-5(6)      $11,193,000    4.66 / 5.11   39 - 83 / 39 - 138        [A/A2]                Oct 2035           Floating Rate Mezzanine
M-6(6)      $11,193,000    4.64 / 5.07   38 - 83 / 38 - 133       [A-/A3]                Oct 2035           Floating Rate Mezzanine
M-7(6)       $9,836,000                   Privately Placed      [BBB+/Baa1]                                 Floating Rate Mezzanine
M-8(6)       $8,819,000                   Privately Placed       [BBB/Baa2]                                 Floating Rate Mezzanine
B(6)         $8,478,000                   Privately Placed      [BBB-/Baa3]                                Floating Rate Subordinate
Total:     $648,505,000
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The margins on the Senior Certificates will double and the respective margins on the Subordinate Certificates will be equal to
     1.5x the related original margin after the Clean-up Call date.
(2)  The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4)  The Class 1-A-1 Certificates are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the
     Certificate(s) related to the other loan group.
(5)  The Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (collectively the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions,"
     cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(6)  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates
     (collectively, the "Subordinate Certificates") are backed by the cashflows from the Group 1 and Group 2 Mortgage Loans.
(7)  Rating Agency Contacts: [Michael McCormick, Standard & Poors, 212.438.1937]; Rachel Peng, Moody's Ratings, 212-553-3831.


Trust:                        Asset-Backed Certificates, Series 2005-8.

Depositor:                    CWABS, Inc.

Seller:                       Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:              Countrywide Home Loans Servicing LP.

Underwriters:                 Countrywide Securities Corporation (Lead
                              Manager) and Lehman Brothers (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Offered Certificates:         The (i) Class 1-A-1 and Class 2-A Certificates
                              (collectively, the "Senior Certificates") and
                              (ii) the Subordinate Certificates (Other than
                              the Class M-7, Class M-8 and Class B
                              Certificates). The Senior Certificates and the
                              Subordinate Certificates are collectively
                              referred to herein as the "Offered
                              Certificates."

Non-Offered Certificates:     The "Non-Offered Certificates" consist of the
                              Class M-7, Class M-8, Class B, Class C, Class P
                              and Class A-R Certificates. The Offered
                              Certificates and Non-Offered Certificates are
                              collectively referred to herein as the
                              "Certificates."

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

                                      3

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[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


Federal Tax Status:           It is anticipated that the Offered Certificates
                              will represent ownership of REMIC regular
                              interests for tax purposes.

Registration:                 The Offered Certificates will be available in
                              book-entry form through DTC, Clearstream,
                              Luxembourg and the Euroclear System.

Statistical Pool
Calculation Date:             Scheduled balances as of August 1, 2005.

Cut-off Date:                 As to any Mortgage Loan, the later of August 1,
                              2005 and the origination date of such Mortgage
                              Loan.

Expected Pricing Date:        August [10], 2005.

Expected Closing Date:        August [30], 2005.

Expected Settlement Date:     August [30], 2005.

Distribution Date:            The 25th day of each month (or, if not a
                              business day, the next succeeding business day),
                              commencing in September 2005.

Accrued Interest:             The price to be paid by investors for the
                              Offered Certificates will not include accrued
                              interest (i.e., settling flat).

Interest Accrual Period:      The "Interest Accrual Period" for each
                              Distribution Date with respect to the
                              Certificates will be the period beginning with
                              the previous Distribution Date (or, in the case
                              of the first Distribution Date, the Closing
                              Date) and ending on the day prior to such
                              Distribution Date (on an actual/360 day basis).

ERISA Eligibility:            The Offered Certificates are expected to be
                              eligible for purchase by employee benefit plans
                              and similar plans and arrangements that are
                              subject to Title I of ERISA or Section 4975 of
                              the Internal Revenue Code of 1986, as amended,
                              subject to certain considerations.

SMMEA Eligibility:            The Class 1-A-1, Class 2-A, Class [M-1, Class
                              M-2 and Class M-3] Certificates will constitute
                              "mortgage related securities" for the purposes
                              of SMMEA. The remaining Offered Certificates
                              will not constitute "mortgage related
                              securities" for purposes of SMMEA.

Optional Termination:         The "Clean-up Call" may be exercised once the
                              aggregate principal balance of the Mortgage
                              Loans is less than or equal to 10% of the
                              aggregate principal balance of the Closing Date
                              Pool as of the Cut-off Date.

Pricing Prepayment Speed:     The Offered Certificates will be priced based on
                              the following collateral prepayment assumptions:

                              --------------------------------------------------
                              Fixed Rate Mortgage Loans
                              --------------------------------------------------
                              100% PPC, which assumes 22% HEP (i.e.,
                              prepayments start at 2.2% CPR in month one, and
                              increase by 2.2% CPR each month to 22% CPR in
                              month ten, and remain at 22% CPR thereafter).
                              --------------------------------------------------

                              --------------------------------------------------
                              Adjustable Rate Mortgage Loans
                              --------------------------------------------------
                              100% PPC, which assumes 6% CPR in month 1, an
                              additional 1/11th of 22% CPR for each month
                              thereafter, building to 28% CPR in month 12 and
                              remaining constant at 28% CPR until month 33,
                              increasing to and remaining constant at 50% CPR
                              from month 34 until month 38, decreasing 1/4th
                              of 20% CPR for each month thereafter, decreasing
                              to 30% CPR in Month 42 and remaining constant at
                              30% CPR from month 43 and thereafter; provided,
                              however, the prepayment rate will not exceed 85%
                              CPR per annum in any period for any percentage
                              of PPC.
                              --------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

                                      4

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[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

Mortgage Loans:               The collateral tables included in these
                              Computational Materials as Appendix A represent
                              a statistical pool of Mortgage Loans with
                              scheduled balances as of the Statistical Pool
                              Calculation Date (the "Statistical Pool"). It is
                              expected that (a) additional mortgage loans will
                              be included in the Trust on the Closing Date and
                              (b) certain Mortgage Loans may be prepaid or
                              otherwise deleted from the pool of Mortgage
                              Loans delivered to the Trust on the Closing Date
                              (the "Mortgage Pool"). The characteristics of
                              the Mortgage Pool will vary from the
                              characteristics of the Statistical Pool
                              described herein, although any such difference
                              is not expected to be material. See the attached
                              collateral descriptions for additional
                              information.

                              As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage
                              Loans was approximately $678,352,850.38 (the
                              "Mortgage Loans") of which: (i) approximately
                              $315,155,968.43 were conforming balance Mortgage
                              Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans") and
                              (ii) approximately $363,196,881.95 were
                              nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the
                              "Group 2 Mortgage Loans").

Pass-Through Rate:            The Pass-Through Rate for each class of Offered
                              Certificates will be equal to the lesser of (a)
                              one-month LIBOR plus the related margin for such
                              class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                The "Adjusted Net Mortgage Rate" for each
                              Mortgage Loan is equal to the gross mortgage
                              rate of the Mortgage Loan less the sum of (a)
                              the servicing fee rate (b) the trustee fee rate
                              and (c) the mortgage insurance premium rate (if
                              any).

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the
                              following (subject to certain exceptions
                              described in the prospectus supplement):

                              --------------------------------------------------
                              1-A-1          The weighted average Adjusted Net
                                             Mortgage Rate of the Group 1
                                             Mortgage Loans (adjusted to an
                                             effective rate reflecting the
                                             accrual of interest on an
                                             actual/360 basis).
                              --------------------------------------------------
                              2-A            The weighted average Adjusted Net
                                             Mortgage Rate of the Group 2
                                             Mortgage Loans (adjusted to an
                                             effective rate reflecting the
                                             accrual of interest on an
                                             actual/360 basis).
                              --------------------------------------------------
                              Subordinate    The weighted average of the
                                             Adjusted Net Mortgage Rate of the
                                             Group 1 Mortgage Loans and Group
                                             2 Mortgage Loans, weighted on the
                                             basis of the excess of the
                                             principal balance of the related
                                             Mortgage Loans over the principal
                                             balance of the related Senior
                                             Certificates (adjusted to an
                                             effective rate reflecting the
                                             accrual of interest on an
                                             actual/360 basis).
                              --------------------------------------------------

Net Rate Carryover:           For any Class of Offered Certificates and any
                              Distribution Date, the "Net Rate Carryover" will
                              equal the sum of (a) the excess of (i) the
                              amount of interest that would have accrued
                              thereon if the applicable Pass-Through Rate had
                              not been limited by the Net Rate Cap over (ii)
                              the amount of interest accrued based on the Net
                              Rate Cap, and (b) the aggregate of any unpaid
                              Net Rate Carryover from previous Distribution
                              Dates together with accrued interest thereon at
                              the related Pass-Through Rate (without giving
                              effect to the Net Rate Cap). Net Rate Carryover
                              will be paid to the extent available from
                              proceeds received on the related Corridor
                              Contract and any remaining Excess Cashflow as
                              described under the heading "Certificates
                              Priority of Distributions" below.

Corridor Contracts:           The Trust will include payments from three
                              one-month LIBOR corridor contracts for the
                              benefit of the Class 1-A-1, Class 2-A and
                              Subordinate Certificates (the "Class 1-A-1
                              Corridor Contract," "Class 2- A Corridor
                              Contract," and "Subordinate Corridor Contract,"
                              respectively, and, collectively, the

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

                                      5

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[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                              "Corridor Contracts"). Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of each Corridor Contract will amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class 1-A-1 Corridor Contract will be available to pay the holders of the Class 1-A-1 Certificates the related Net Rate Carryover, (b) the Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover and (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed instead to the holder of the Class C Certificates and will not be available for payments of Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:           The Trust will include the following credit
                              enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                   1) Subordination
                                   2) Overcollateralization
                                   3) Excess Cashflow

                     -----------------------------------------------------------
                                                                       Target
                                                   Initial         Subordination
                     Class    S&P/ Moody's    Subordination (1)     at Stepdown
                     -----------------------------------------------------------
                     1-A-1      AAA/Aaa             22.65%             45.30%
                     2-A        AAA/Aaa             22.65%             45.30%
                     M-1       [AA+/Aa1]            19.05%             38.10%
                     M-2        [AA/Aa2]            15.70%             31.40%
                     M-3       [AA-/Aa3]            13.60%             27.20%
                     M-4        [A+/A1]             11.70%             23.40%
                     M-5         [A/A2]             10.05%             20.10%
                     M-6        [A-/A3]              8.40%             16.80%
                     M-7      [BBB+/Baa1]            6.95%             13.90%
                     M-8       [BBB/Baa2]            5.65%             11.30%
                     B        [BBB-/Baa3]            4.40%              8.80%
                     -----------------------------------------------------------

                              (1) Initial Overcollateralization at closing is 4.40%. Does not include any credit for Excess Interest.

Subordination:                The Subordinate Certificates will be subordinate
                              to, and provide credit support for, the Senior
                              Certificates. Among the Subordinate
                              Certificates, each Subordinate Certificate will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class
                              M-3, Class M-4, Class M- 5, Class M-6, Class
                              M-7, Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:        On the Closing Date, the principal balance of
                              the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial
                              Overcollateralization Target (as defined below).
                              Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess
                              Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization is restored to the
                              Overcollateralization Target. Upon this event, the acceleration feature will cease, unless

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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
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SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                              the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization Target: Prior to the Stepdown Date or if a Trigger Event
                              (as described below) is in effect, 4.40% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Overcollateralization Target"). The initial amount of Overcollateralization will be approximately 4.40%.

                              On or after the Stepdown Date, the
                              Overcollateralization Target will be equal to 8.80% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the prior Distribution Date.

Excess Cashflow:              "Excess Cashflow" for any Distribution Date will
                              be equal to the available funds remaining after interest and principal distributions as described under "Certificates Priority of
                              Distributions."

Trigger Event:                A "Trigger Event" will be in effect on a
                              Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:          With respect to the Certificates, a "Delinquency
                              Trigger" will occur if the three month rolling average 60+ day delinquency percentage
                              (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds
                              40.00% of the Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding
                              Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution
                              Date.

Cumulative Loss Trigger:      A "Cumulative Loss Trigger" will be in effect on
                              a Distribution Date on or after the Stepdown
                              Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the principal balance of the Mortgage Loans as of the Cut-off Date, as set forth below:


                              Period(month)      Percentage
                              -------------      ----------
                              25 - 36            [1.75]% with respect to
                                                 September 2007, plus an
                                                 additional 1/12th of [1.50%
                                                 for each month thereafter
                              37 - 48            [3.25]% with respect to
                                                 September 2008, plus an
                                                 additional 1/12th of [1.75]%
                                                 for each month thereafter
                              49 - 60            [5.00]% with respect to
                                                 September 2009, plus an
                                                 additional 1/12th of [1.50]%
                                                 for each month thereafter
                              61 - 72            [6.50]% with respect to
                                                 September 2010, plus an
                                                 additional 1/12th of [0.50]%
                                                 for each month thereafter
                              73+                [7.00]%


Stepdown Date:                The earlier to occur of:
                                 (i)  the Distribution Date on which the
                                        aggregate certificate principal balance
                                        of Senior Certificates is reduced to
                                        zero; and
                                 (ii) the later to occur of:
                                        a. the Distribution Date in August
                                        2008
                                        b. the first Distribution Date on
                                        which the aggregate certificate
                                        principal balance of the Senior
                                        Certificates is less than or equal to
                                        54.70% of the aggregate principal
                                        balance of the Mortgage Loans for such
                                        Distribution Date.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


Allocation of Losses:         Any realized losses on the Mortgage Loans not
                              covered by Excess Interest or
                              Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4,
                              Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:             Available funds from the Mortgage Loans will be
                              distributed in the following order of priority:
                              1)   Interest funds, sequentially, as follows:
                                   (a) concurrently, (i) from interest
                                   collections related to the Group 1 Mortgage
                                   Loans, to the Class 1-A-1 Certificates,
                                   current and unpaid interest and (ii) from interest collections related to the Group 2 Mortgage Loans, to each class of Class 2-A Certificates, current and unpaid interest, pro rata based on their entitlements, then
                                   (b) current interest, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M- 7, Class M-8 and Class B Certificates, in that order;
                              2)   Principal funds, sequentially, as follows:
                                   (a) concurrently, (i) from principal
                                   collections related to the Group 1 Mortgage
                                   Loans, to pay the Class 1-A-1 Certificates and ii) from principal collections related to the Group 2 Mortgage Loans, to pay the Class 2-A Certificates (as described below under "Principal Paydown" and "Class 2-A Principal Distributions" below), then (b) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order;
                              3)   Excess Cashflow to the Senior Certificates
                                   and Subordinate Certificates to restore or maintain Overcollateralization, as described under "Overcollateralization
                                   Target;
                              4)   Any remaining Excess Cashflow to pay any
                                   unpaid interest and then to pay any unpaid realized loss amounts sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, in that order;
                              5)   Any remaining Excess Cashflow to pay Net
                                   Rate Carryover remaining unpaid after
                                   application of amounts received under the related Corridor Contracts (as described above);
                              6)   To the Non-Offered Certificates, any
                                   remaining amount as described in the
                                   pooling and servicing agreement.

                              Excess Cashflow available to cover Net Rate
                              Carryover (after application of amounts received under the Corridor Contracts) will generally be distributed to the Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

Principal Paydown:            Prior to the Stepdown Date or if a Trigger Event
                              is in effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group
                              1 will be paid to the Class 1-A-1 Certificates and (ii) 100% of the principal funds from Loan
                              Group 2 will be paid to the Class 2-A
                              Certificates as described below under "Class 2-A
                              Principal Distributions"; provided, however, that (x) if either (a) the Class 1-A-1
                              Certificates or (b) all of the Class 2-A
                              Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior
                              Certificates will be paid to the remaining
                              Senior Certificates, and (y) if all of the Senior Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                              Class M-6, Class M-7, Class M-8 and Class B
                              Certificates.

                              On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, each of the Class 1-A-1, Class 2-A and Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 1 Mortgage Loans, to the Class 1-A-1 Certificates and (b) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-A Certificates (as described under "Class 2-A Principal Distributions"), in each case, such that the Senior Certificates in

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                              the aggregate will have 45.30% subordination,
                              (ii) second, from remaining principal
                              collections relating to the all of the Mortgage Loans, to the Class M-1 Certificates such that the Class M-1 Certificates will have 38.10% subordination, (iii) third, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-2 Certificates such that the Class M-2 Certificates will have 31.40% subordination, (iv) fourth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-3 Certificates such that the Class M-3 Certificates will have 27.20% subordination, (v) fifth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-4 Certificates such that the Class M-4 Certificates will have 23.40% subordination,
                              (vi) sixth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-5 Certificates such that the Class M-5 Certificates will have 20.10% subordination,
                              (vii) seventh, from remaining principal
                              collections relating to all of the Mortgage
                              Loans, to the Class M-6 Certificates such that the Class M-6 Certificates will have 16.80% subordination, (viii) eighth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-7 Certificates such that the Class M-7 Certificates will have 13.90% subordination (ix) ninth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-8 Certificates such that the Class M-8 Certificates will have 11.30% subordination, (x) tenth, from remaining principal collections relating to all of the Mortgage Loans, to the Class B Certificates such that the Class B Certificates will have 8.80% subordination; each subject to the O/C Floor.

Class 2-A
Principal Distributions:      Principal distributed to the Class 2-A
                              Certificates will be applied sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3
                              Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                              Notwithstanding the foregoing order of priority, on any Distribution Date on which (x) the aggregate certificate principal balance of the Senior Certificates is greater than the sum of the aggregate principal balance of the Mortgage Loans and (y) the aggregate certificate principal balance of the Class 2-A Certificates is greater than the sum of the aggregate principal balance of the Group 2 Mortgage Loans, any principal amounts to be distributed to the Class 2-A Certificates will be distributed concurrently to each class of Class 2-A Certificates, pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero, and not as described above.

 [Discount Margin Tables, Corridor Contract Schedule, Available Funds Schedules,
                       and Collateral Tables to Follow]

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                          Discount Margin Tables (1)


Class 1-A-1 (To Call)
--------------------------------------------------------------------------------
Margin                         0.25%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      25         25         25         25         25
================================================================================
WAL (yr)                       4.56       3.11       2.29       1.65       1.34
MDUR (yr)                      3.93       2.81       2.13       1.57       1.29
First Prin Pay                 Sep05      Sep05      Sep05      Sep05      Sep05
Last Prin Pay                  Aug19      Jan15      Jul12      Nov10      Jun08
--------------------------------------------------------------------------------


Class 1-A-1 (To Maturity)
--------------------------------------------------------------------------------
Margin                         0.25%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      26         26         26         26         25
================================================================================
WAL (yr)                       4.85       3.33       2.45       1.77       1.34
MDUR (yr)                      4.08       2.95       2.24       1.66       1.29
First Prin Pay                 Sep05      Sep05      Sep05      Sep05      Sep05
Last Prin Pay                  Jan32      Aug25      Aug20      Apr17      Jun08
--------------------------------------------------------------------------------


Class 2-A-1 (To Call)
--------------------------------------------------------------------------------
Margin                         0.12%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      12         12         12         12         12
================================================================================
WAL (yr)                       1.76       1.27       1.00       0.83       0.72
MDUR (yr)                      1.68       1.23       0.97       0.81       0.70
First Prin Pay                 Sep05      Sep05      Sep05      Sep05      Sep05
Last Prin Pay                  Dec08      Feb08      Jul07      Mar07      Dec06
--------------------------------------------------------------------------------


Class 2-A-1 (To Maturity)
--------------------------------------------------------------------------------
Margin                         0.12%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      12         12         12         12         12
================================================================================
WAL (yr)                       1.76       1.27       1.00       0.83       0.72
MDUR (yr)                      1.68       1.23       0.97       0.81       0.70
First Prin Pay                 Sep05      Sep05      Sep05      Sep05      Sep05
Last Prin Pay                  Dec08      Feb08      Jul07      Mar07      Dec06
--------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

Class 2-A-2 (To Call)
--------------------------------------------------------------------------------
Margin                         0.25%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      25         25         25         25         25
================================================================================
WAL (yr)                       6.07       4.10       3.00       2.21       1.86
MDUR (yr)                      5.32       3.75       2.81       2.11       1.78
First Prin Pay                Dec08      Feb08      Jul07      Mar07      Dec06
Last Prin Pay                 Dec16      Mar13      Mar11      Jul08      Mar08
--------------------------------------------------------------------------------


Class 2-A-2 (To Maturity)
--------------------------------------------------------------------------------
Margin                         0.25%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      25         25         25         25         25
================================================================================
WAL (yr)                       6.07       4.10       3.00       2.21       1.86
MDUR (yr)                      5.32       3.75       2.81       2.11       1.78
First Prin Pay                Dec08      Feb08      Jul07      Mar07      Dec06
Last Prin Pay                 Dec16      Mar13      Mar11      Jul08      Mar08
--------------------------------------------------------------------------------


Class 2-A-3 (To Call)
--------------------------------------------------------------------------------
Margin                         0.38%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      38         38         38         38         38
================================================================================
WAL (yr)                      13.46       9.06       6.64       4.56       2.74
MDUR (yr)                     10.37       7.57       5.81       4.14       2.58
First Prin Pay                Dec16      Mar13      Mar11      Jul08      Mar08
Last Prin Pay                 Aug19      Jan15      Jul12      Nov10      Jul08
--------------------------------------------------------------------------------


Class 2-A-3 (To Maturity)
--------------------------------------------------------------------------------
Margin                         0.38%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      43         44         45         46         38
================================================================================
WAL (yr)                      16.45      11.49       8.52       6.16       2.74
MDUR (yr)                     11.85       9.05       7.10       5.33       2.58
First Prin Pay                Dec16      Mar13      Mar11      Jul08      Mar08
Last Prin Pay                 Apr32      Jun26      Jun21      Jan18      Jul08
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


Class M-1 (To Call)
--------------------------------------------------------------------------------
Margin                         0.48%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      48         48         48         48         48
================================================================================
WAL (yr)                       9.21       6.13       4.85       5.00       3.59
MDUR (yr)                      7.49       5.32       4.35       4.50       3.32
First Prin Pay                Jan10      Sep08      Mar09      Feb10      Jul08
Last Prin Pay                 Aug19      Jan15      Jul12      Nov10      Oct09
--------------------------------------------------------------------------------


Class M-1 (To Maturity)
--------------------------------------------------------------------------------
Margin                         0.48%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      49         50         50         50         56
================================================================================
WAL (yr)                      10.10       6.82       5.37       5.44       5.59
MDUR (yr)                      7.93       5.74       4.72       4.84       4.86
First Prin Pay                Jan10      Sep08      Mar09      Feb10      Jul08
Last Prin Pay                 Jan30      Aug23      Feb19      Feb16      Aug15
--------------------------------------------------------------------------------


Class M-2 (To Call)
--------------------------------------------------------------------------------
Margin                         0.50%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      50         50         50         50         50
================================================================================
WAL (yr)                       9.21       6.13       4.75       4.49       4.15
MDUR (yr)                      7.48       5.32       4.27       4.08       3.80
First Prin Pay                Jan10      Sep08      Jan09      Aug09      Oct09
Last Prin Pay                 Aug19      Jan15      Jul12      Nov10      Oct09
--------------------------------------------------------------------------------


Class M-2 (To Maturity)
--------------------------------------------------------------------------------
Margin                         0.50%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      51         52         52         52         55
================================================================================
WAL (yr)                      10.09       6.80       5.26       4.90       5.46
MDUR (yr)                      7.92       5.73       4.62       4.39       4.86
First Prin Pay                Jan10      Sep08      Jan09      Aug09      Mar10
Last Prin Pay                 May29      Dec22      Aug18      Sep15      Sep13
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

Class M-3 (To Call)
--------------------------------------------------------------------------------
Margin                         0.53%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      53         53         53         53         53
================================================================================
WAL (yr)                       9.21       6.13       4.70       4.24       4.15
MDUR (yr)                      7.47       5.31       4.22       3.87       3.80
First Prin Pay                Jan10      Sep08      Dec08      May09      Sep09
Last Prin Pay                 Aug19      Jan15      Jul12      Nov10      Oct09
--------------------------------------------------------------------------------

Class M-3 (To Maturity)
--------------------------------------------------------------------------------
Margin                         0.53%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      54         55         55         55         55
================================================================================
WAL (yr)                      10.07       6.78       5.19       4.64       4.61
MDUR (yr)                      7.90       5.71       4.56       4.17       4.17
First Prin Pay                Jan10      Sep08      Dec08      May09      Sep09
Last Prin Pay                 Aug28      Mar22      Jan18      Apr15      Apr13
--------------------------------------------------------------------------------


Class M-4 (To Call)
--------------------------------------------------------------------------------
Margin                         0.62%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      62         62         62         62         62
================================================================================
WAL (yr)                       9.21       6.13       4.68       4.11       3.97
MDUR (yr)                      7.43       5.29       4.19       3.75       3.63
First Prin Pay                Jan10      Sep08      Nov08      Mar09      May09
Last Prin Pay                 Aug19      Jan15      Jul12      Nov10      Oct09
--------------------------------------------------------------------------------


Class M-4 (To Maturity)
--------------------------------------------------------------------------------
Margin                         0.62%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      64         64         64         64         64
================================================================================
WAL (yr)                      10.04       6.76       5.15       4.50       4.27
MDUR (yr)                      7.85       5.68       4.52       4.04       3.87
First Prin Pay                Jan10      Sep08      Nov08      Mar09      May09
Last Prin Pay                 Jan28      Sep21      Aug17      Nov14      Jan13
--------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                  Countrywide Asset-Backed Certificates, Series 2005-8
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

Class M-5 (To Call)
--------------------------------------------------------------------------------
Margin                         0.65%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      65         65         65         65         65
================================================================================
WAL (yr)                       9.21       6.13       4.66       4.03       3.76
MDUR (yr)                      7.42       5.29       4.17       3.67       3.45
First Prin Pay                Jan10      Sep08      Nov08      Jan09      Mar09
Last Prin Pay                 Aug19      Jan15      Jul12      Nov10      Oct09
--------------------------------------------------------------------------------



Class M-5 (To Maturity)
--------------------------------------------------------------------------------
Margin                         0.65%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      67         67         67         67         67
================================================================================
WAL (yr)                      10.02       6.74       5.11       4.39       4.05
MDUR (yr)                      7.82       5.66       4.49       3.95       3.68
First Prin Pay                Jan10      Sep08      Nov08      Jan09      Mar09
Last Prin Pay                 Jun27      Feb21      Feb17      Jul14      Sep12
--------------------------------------------------------------------------------



Class M-6 (To Call)
--------------------------------------------------------------------------------
Margin                         0.69%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      69         69         69         69         69
================================================================================
WAL (yr)                       9.21       6.13       4.64       3.95       3.61
MDUR (yr)                      7.41       5.28       4.15       3.61       3.32
First Prin Pay                Jan10      Sep08      Oct08      Dec08      Dec08
Last Prin Pay                 Aug19      Jan15      Jul12      Nov10      Oct09
--------------------------------------------------------------------------------



Class M-6 (To Maturity)
--------------------------------------------------------------------------------
Margin                         0.69%
--------------------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                 50%        75%       100%       125%       150%
================================================================================
DM @ 100-00                      71         71         71         71         71
================================================================================
WAL (yr)                       9.98       6.71       5.07       4.30       3.88
MDUR (yr)                      7.79       5.63       4.45       3.87       3.54
First Prin Pay                Jan10      Sep08      Oct08      Dec08      Dec08
Last Prin Pay                 Oct26      Jul20      Sep16      Mar14      Jun12
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                      Class 1-A-1 Corridor Contract Agreement Schedule and Strike Rates

-----------------------------------------------------------------------------------------------------------------
         Notional Schedule    Cap Strike   Cap Ceiling            Notional Schedule    Cap Strike   Cap Ceiling
Period          ($)              (%)           (%)       Period          ($)              (%)           (%)
-----------------------------------------------------------------------------------------------------------------
     1          243,773,000      7.41558%      9.75000%      31           79,533,864      7.98633%      9.73234%
     2          240,811,394      6.39265%      9.75000%      32           74,498,717      7.44506%      9.72851%
     3          237,300,936      6.17756%      9.75000%      33           68,556,590      7.69837%      9.72724%
     4          233,263,569      6.39100%      9.75000%      34           61,209,317      7.46305%      9.71823%
     5          228,707,194      6.17659%      9.74989%      35           54,283,043      7.78414%      9.70956%
     6          223,657,072      6.19075%      9.74990%      36           47,741,098      8.69321%      9.66252%
     7          218,137,103      6.88014%      9.74988%      37           41,719,482      8.70148%     10.16202%
     8          212,161,607      6.19165%      9.74891%      38           41,719,482      8.99534%     10.15312%
     9          205,748,507      6.40604%      9.74850%      39           41,719,482      8.69388%     10.15589%
    10          198,919,014      6.19099%      9.74855%      40           41,719,482      8.98999%     10.11650%
    11          191,849,280      6.40603%      9.74844%      41           41,719,482      8.71919%     10.10171%
    12          184,725,631      6.20119%      9.74850%      42           41,719,482      9.36086%      9.64518%
    13          177,794,894      6.19960%      9.74850%      43           41,719,482     10.39282%     10.39282%
    14          171,051,423      6.41482%      9.74582%      44           41,719,482      9.35974%      9.63416%
    15          164,490,289      6.19978%      9.74554%      45           41,719,482      9.67682%      9.67682%
    16          158,106,512      6.41468%      9.74540%      46           41,719,482      9.35406%      9.61482%
    17          151,895,288      6.20017%      9.74549%      47           41,719,482      9.68656%      9.68656%
    18          145,851,972      6.21439%      9.74511%      48           41,719,482      9.87881%      9.87881%
    19          139,972,407      6.90689%      9.74459%      49           41,719,482      9.87319%     10.21930%
    20          134,251,763      6.22414%      9.74240%      50           40,584,969     10.20692%     10.20692%
    21          128,686,076      6.43986%      9.74171%      51           39,418,532      9.86574%     10.22138%
    22          123,270,830      6.27013%      9.74200%      52           38,285,700     10.20026%     10.20026%
    23          118,003,123      6.52447%      9.74148%      53           37,185,503      9.86143%     10.19679%
    24          112,878,163      6.91579%      9.74011%
    25          107,770,507      6.91314%      9.74012%
    26          102,807,393      7.15625%      9.73704%
    27           97,882,544      6.91508%      9.73704%
    28           93,068,548      7.18666%      9.73661%
    29           88,398,199      6.96289%      9.73645%
    30           83,888,159      7.44053%      9.73347%
-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                         Class 2A Corridor Contract Agreement Schedule and Strike Rates

--------------------------------------------------------------------------------------------------------------------
            Notional Schedule    Cap Strike    Cap Ceiling             Notional Schedule    Cap Strike    Cap Ceiling
   Period          ($)              (%)            (%)       Period          ($)              (%)            (%)
--------------------------------------------------------------------------------------------------------------------
     1          280,933,000      7.32417%       8.25000%       44           58,982,619      8.24646%       9.79465%
     2          277,467,009      6.31358%       8.25000%       45           58,982,619      8.52145%       9.77509%
     3          273,384,087      6.10125%       8.25000%       46           58,982,619      8.23051%       9.79180%
     4          268,691,692      6.31238%       8.24769%       47           58,982,619      8.58657%       9.67362%
     5          263,409,499      6.10283%       8.24611%       48           56,987,872      8.54473%       9.51611%
     6          257,548,905      6.11419%       8.24616%       49           54,276,749      8.53431%      10.51743%
     7          251,228,302      6.79562%       8.24580%       50           52,775,388      8.81801%      10.49587%
     8          244,470,569      6.11338%       8.24624%       51           51,379,068      8.51656%      10.52287%
     9          237,292,065      6.32515%       8.24591%       52           50,020,209      8.79918%      10.50104%
    10          229,704,443      6.11268%       8.24411%       53           48,697,790      8.50753%      10.44465%
    11          221,962,591      6.32533%       8.24137%       54           47,411,162      8.52316%      10.14066%
    12          214,133,903      6.10677%       8.24168%       55           46,160,340      9.45267%      10.02520%
    13          206,508,289      6.10547%       8.24171%       56           44,942,975      8.50477%      10.14785%
    14          199,081,348      6.31688%       8.24147%       57           43,758,154      8.78714%      10.11516%
    15          191,850,982      6.10601%       8.24151%       58           42,604,994      8.48615%      10.15538%
    16          184,810,657      6.31753%       8.23926%       59           41,482,635      8.77510%      10.07855%
    17          177,954,881      6.10797%       8.23675%       60           40,390,181      8.48812%       9.93998%
    18          171,278,589      6.11904%       8.23680%       61           39,324,209      8.47874%      10.44418%
    19          164,774,931      6.80095%       8.23544%       62           38,286,139      8.76039%      10.40531%
    20          158,439,092      6.14096%       8.23690%       63           37,275,769      8.46058%      10.45306%
    21          152,165,989      6.37065%       8.23610%       64           36,292,348      8.74128%      10.41416%
    22          146,061,163      6.15732%       8.23466%       65           35,335,145      8.44630%      10.46535%
    23          140,119,420      6.60754%       8.23149%       66           34,403,455      8.44609%      10.47868%
    24          134,343,013      6.62596%       8.23216%       67           33,496,584      9.36738%      10.34704%
    25          128,699,061      6.62272%       9.23222%       68           32,613,861      8.42748%      10.48717%
    26          123,145,953      6.86565%       9.23169%       69           31,754,635      8.70716%      10.44951%
    27          117,761,128      6.64421%       9.23144%       70           30,918,271      8.40879%      10.49559%
    28          112,536,631      6.87141%       9.22963%       71           30,104,150      8.69214%      10.46251%
    29          107,465,417      6.81931%       9.22771%       72           29,311,674      8.40321%      10.51713%
    30          102,532,945      7.03054%       9.22187%       73           28,540,257      8.39371%      10.52119%
    31           97,689,853      7.52963%       9.22008%       74           27,789,333      8.67229%      10.48470%
    32           92,095,848      7.02579%       9.21337%       75           27,058,349      8.37514%      10.52975%
    33           86,412,836      7.26607%       9.20813%       76           26,346,767      8.65284%      10.49328%
    34           78,963,860      7.01276%       9.20881%       77           25,654,065      8.36072%      10.54245%
    35           71,884,338      7.52783%       9.18815%       78           24,979,735      8.36067%      10.55597%
    36           65,176,864      7.88826%       9.17590%       79           24,323,283      8.94429%      10.47789%
    37           58,982,619      7.86789%      10.17569%       80           23,684,227      8.34182%      10.56423%
    38           58,982,619      8.11732%      10.15539%       81           23,062,101      8.61854%      10.52904%
    39           58,982,619      7.83173%      10.14723%       82           22,456,449      8.32291%      10.57243%
    40           58,982,619      8.08964%      10.14322%       83           21,866,828      8.60392%      10.54242%
    41           58,982,619      7.90629%       9.98490%
    42           58,982,619      8.26168%       9.80280%
    43           58,982,619      9.16563%       9.75605%
--------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

--------------------------------------------------------------------------------------------------------------------
            Notional Schedule    Cap Strike    Cap Ceiling             Notional Schedule    Cap Strike    Cap Ceiling
   Period          ($)              (%)            (%)        Period          ($)              (%)            (%)
--------------------------------------------------------------------------------------------------------------------
     1          123,799,000      7.08454%       7.96790%       43           88,546,450      8.76631%       8.76631%
     2          123,799,000      6.13740%       8.03708%       44           83,328,135      9.06110%      10.02086%
     3          123,799,000      6.34959%       8.46289%       45           78,255,250      8.75524%       9.40050%
     4          123,799,000      6.13604%       8.03590%       46           73,323,663      9.05004%      10.00993%
     5          123,799,000      6.13710%       8.24787%       47           68,529,458      8.79408%       9.32435%
     6          123,799,000      6.83544%       8.93358%       48           65,865,053      9.14725%       9.38843%
     7          123,799,000      6.14925%       7.56206%       49           64,055,986      9.43020%      10.69938%
     8          123,799,000      6.36307%       8.46081%       50           62,297,131      9.10976%      10.04920%
     9          123,799,000      6.14941%       8.03379%       51           60,587,064      9.41399%      10.70368%
    10          123,799,000      6.36237%       8.45948%       52           58,924,418      9.09507%      10.05417%
    11          123,799,000      6.14951%       8.03134%       53           57,307,865      9.09367%      10.33727%
    12          123,799,000      6.15063%       8.24484%       54           55,736,399      9.50000%      10.29580%
    13          123,799,000      6.36251%       8.45817%       55           54,210,622      9.11361%       9.11361%
    14          123,799,000      6.14908%       8.03019%       56           52,727,056      9.41796%      10.23142%
    15          123,799,000      6.36290%       8.45670%       57           51,284,504      9.09831%       9.56691%
    16          123,799,000      6.14936%       8.02881%       58           49,881,820      9.40215%      10.23745%
    17          123,799,000      6.15080%       8.24081%       59           48,517,889      9.08762%       9.54420%
    18          123,799,000      6.85048%       8.92780%       60           47,191,600      9.09979%       9.65192%
    19          123,799,000      6.16306%       7.55258%       61           45,900,307      9.40338%      10.46707%
    20          123,799,000      6.39393%       8.45378%       62           44,644,139      9.08431%       9.79537%
    21          123,799,000      6.18820%       8.02410%       63           43,422,637      9.38733%      10.47411%
    22          123,799,000      6.42505%       8.45339%       64           42,234,833      9.06876%       9.80374%
    23          123,799,000      6.34898%       8.01617%       65           41,079,787      9.06370%      10.17340%
    24          123,799,000      6.76061%       8.23585%       66           39,956,588     10.00000%      11.12134%
    25          123,799,000      6.99123%       9.46947%       67           38,864,347      9.06131%       9.06131%
    26          123,799,000      6.76677%       9.00029%       68           37,802,202      9.36350%      10.50820%
    27          123,799,000      7.00405%       9.46803%       69           36,769,314      9.04534%       9.84031%
    28          123,799,000      6.78343%       8.99843%       70           35,764,869      9.34703%      10.51520%
    29          123,799,000      6.88602%       9.23177%       71           34,788,075      9.03219%       9.85147%
    30          123,799,000      8.02148%      10.02772%       72           33,838,163      9.03741%      10.22916%
    31          123,799,000      7.22621%       8.71018%       73           32,914,385      9.33857%      10.54214%
    32          123,799,000      7.46960%       9.46943%       74           32,016,015      9.02119%       9.87712%
    33          123,799,000      7.21798%       8.96807%       75           31,142,346      9.32175%      10.54904%
    34          123,799,000      7.47103%       9.46226%       76           30,292,692      9.00494%       9.88543%
    35          123,799,000      7.39217%       8.94336%       77           29,466,386      8.99970%      10.25081%
    36          123,799,000      8.26223%       9.16968%       78           28,662,779      9.99725%      11.26030%
    37          123,799,000      8.53867%      10.45284%       79           27,881,241      8.99728%       9.53264%
    38          121,215,380      8.24085%       9.87131%       80           27,121,159      9.29704%      10.58405%
    39          112,765,310      8.51272%      10.43390%       81           26,381,939      8.98072%       9.92304%
    40          105,643,154      8.22276%       9.84846%       82           25,663,002      9.27997%      10.59102%
    41           99,454,664      8.28152%      10.03881%       83           24,963,785      8.96743%       9.93464%
    42           93,914,475      9.25000%      10.21089%
--------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                  Class 1A Available Funds Rate Schedule (1)
                  ------------------------------------------

-----------------------------------  -----------------------------------
            Available     Available             Available     Available
              Funds         Funds                 Funds         Funds
Period      Rate (%)      Rate (%)    Period    Rate (%)      Rate (%)
-----------------------------------  -----------------------------------
              (2)            (3)                   (2)           (3)
  1          7.666          7.666       47        9.603        10.616
  2          6.643         10.000       48        9.471        11.145
  3          6.428         10.000       49        9.466        11.500
  4          6.641         10.000       50        9.778        11.521
  5          6.427         10.000       51        9.459        11.500
  6          6.441         10.000       52        9.771        11.511
  7          7.130         10.000       53        9.452        11.500
  8          6.441         10.000       54        9.449        11.783
  9          6.655         10.000       55       10.458        13.049
 10          6.440         10.000       56        9.442        11.781
 11          6.655         10.000       57        9.754        12.168
 12          6.450         10.000       58        9.436        11.770
 13          6.449         10.000       59        9.747        12.168
 14          6.663         10.000       60        9.429        12.146
 15          6.448         10.000       61        9.425        12.140
 16          6.663         10.000       62        9.736        12.538
 17          6.449         10.000       63        9.419        12.128
 18          6.462         10.000       64        9.729        12.526
 19          7.154         10.000       65        9.412        12.115
 20          6.472         10.000       66        9.408        12.109
 21          6.687         10.000       67       10.412        13.400
 22          6.518         10.000       68        9.401        12.097
 23          6.772         10.000       69        9.711        12.493
 24          7.163         10.000       70        9.394        12.084
 25          7.160         10.000       71        9.704        12.480
 26          7.401         10.000       72        9.387        12.071
 27          7.160         10.000       73        9.383        12.065
 28          7.431         10.000       74        9.692        12.461
 29          7.206         10.000       75        9.376        12.052
 30          7.672         10.000       76        9.685        12.447
 31          8.216         10.000       77        9.369        12.039
 32          7.675         10.000       78        9.365        12.032
 33          7.928         10.000       79       10.007        12.855
 34          7.676         10.000       80        9.357        12.019
 35          7.985         10.000       81        9.665        12.413
 36          8.664         10.000       82        9.350        12.006
 37          8.669         10.500       83        9.657        12.399
 38          8.953         10.500   -----------------------------------
 39          8.661         10.500
 40          8.948         10.500
 41          8.683         10.500
 42          9.307         10.500
 43         10.301         11.324
 44          9.301         10.500
 45          9.609         10.563
 46          9.296         10.500
-----------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.56%, 6-Month LIBOR stays 3.979%, the collateral at the Pricing at is run Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase 2000 basis points, the collateral is run at by the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                Class 2A Available Funds Rate Schedule (1)
                ------------------------------------------

-----------------------------------  -----------------------------------
            Available     Available             Available     Available
              Funds         Funds                 Funds         Funds
Period      Rate (%)      Rate (%)    Period    Rate (%)      Rate (%)
-----------------------------------  -----------------------------------
              (2)            (3)                   (2)           (3)
  1           7.574         7.574      47         8.557        10.500
  2           6.564         8.500      48         8.348        10.500
  3           6.351         8.500      49         8.339        11.500
  4           6.562         8.500      50         8.609        11.500
  5           6.352         8.500      51         8.323        11.500
  6           6.364         8.500      52         8.592        11.500
  7           7.045         8.500      53         8.307        11.500
  8           6.363         8.500      54         8.299        11.500
  9           6.575         8.500      55         9.180        11.500
 10           6.362         8.500      56         8.283        11.500
 11           6.574         8.500      57         8.551        11.500
 12           6.355         8.500      58         8.267        11.500
 13           6.354         8.500      59         8.535        11.500
 14           6.565         8.500      60         8.251        11.500
 15           6.355         8.500      61         8.243        12.000
 16           6.566         8.500      62         8.510        12.000
 17           6.356         8.500      63         8.228        12.000
 18           6.367         8.500      64         8.494        12.000
 19           7.049         8.500      65         8.212        12.000
 20           6.389         8.500      66         8.204        12.000
 21           6.619         8.500      67         9.075        12.000
 22           6.405         8.500      68         8.189        12.000
 23           6.855         8.500      69         8.454        12.000
 24           6.870         8.500      70         8.173        12.000
 25           6.867         9.500      71         8.437        12.000
 26           7.108         9.500      72         8.157        12.000
 27           6.887         9.500      73         8.149        12.000
 28           7.114         9.500      74         8.413        12.000
 29           7.056         9.500      75         8.134        12.000
 30           7.262         9.500      76         8.397        12.000
 31           7.760         9.500      77         8.118        12.000
 32           7.250         9.500      78         8.110        12.000
 33           7.484         9.500      79         8.661        12.000
 34           7.231         9.500      80         8.094        12.000
 35           7.658         9.500      81         8.356        12.000
 36           7.937         9.500      82         8.079        12.000
 37           7.918        10.500      83         8.340        12.000
 38           8.163        10.500    -----------------------------------
 39           7.885        10.500
 40           8.137        10.500
 41           7.961        10.500
 42           8.291        10.500
 43           9.172        10.500
 44           8.277        10.500
 45           8.545        10.500
 46           8.262        10.500
-----------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 3.56%, 6-Month LIBOR stays at 3.979%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase 2000 basis points, the collateral is run at by the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials for
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


          Floating Rate Subordinate Available Funds Rate Schedule (1)

-----------------------------------  -----------------------------------
            Available     Available             Available     Available
              Funds         Funds                 Funds         Funds
Period      Rate (%)      Rate (%)    Period    Rate (%)      Rate (%)
-----------------------------------  -----------------------------------
              (2)            (3)                   (2)           (3)
  1           7.617         7.617      47         9.041        10.500
  2           6.600         8.500      48         8.855        10.500
  3           6.387         8.500      49         8.830        11.500
  4           6.599         8.500      50         9.117        11.500
  5           6.387         8.500      51         8.816        11.500
  6           6.399         8.500      52         9.103        11.500
  7           7.085         8.500      53         8.803        11.500
  8           6.399         8.500      54         8.796        11.500
  9           6.612         8.500      55         9.731        11.844
 10           6.398         8.500      56         8.783        11.500
 11           6.612         8.500      57         9.069        11.500
 12           6.399         8.500      58         8.770        11.500
 13           6.398         8.500      59         9.055        11.500
 14           6.611         8.500      60         8.756        11.500
 15           6.398         8.500      61         8.749        12.000
 16           6.611         8.500      62         9.034        12.000
 17           6.399         8.500      63         8.736        12.000
 18           6.411         8.500      64         9.020        12.000
 19           7.098         8.500      65         8.723        12.000
 20           6.428         8.500      66         8.716        12.000
 21           6.650         8.500      67         9.643        12.031
 22           6.457         8.500      68         8.703        12.000
 23           6.816         8.500      69         8.986        12.000
 24           7.006         8.500      70         8.689        12.000
 25           7.003         9.500      71         8.972        12.000
 26           7.244         9.500      72         8.676        12.000
 27           7.014         9.500      73         8.669        12.000
 28           7.261         9.500      74         8.951        12.000
 29           7.126         9.500      75         8.655        12.000
 30           7.452         9.500      76         8.936        12.000
 31           7.972         9.500      77         8.641        12.000
 32           7.448         9.500      78         8.634        12.000
 33           7.690         9.500      79         9.222        12.000
 34           7.438         9.500      80         8.620        12.000
 35           7.810         9.500      81         8.901        12.000
 36           8.274         9.500      82         8.607        12.000
 37           8.267        10.500      83         8.886        12.000
 38           8.529        10.500  -----------------------------------
 39           8.243        10.500
 40           8.511        10.500
 41           8.294        10.500
 42           8.760        10.500
 43           9.693        10.563
 44           8.750        10.500
 45           9.037        10.500
 46           8.740        10.500
-----------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 6-Month LIBOR stays at 3.979%, the collateral is run at the Pricing 3.56%, Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase 2000 basis points, the collateral is run at the by Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                Group 1 & 2

                                       ARM and Fixed       $678,352,850

                                              Detailed Report

Summary of Loans in Statistical Calculation Pool                                             Range
(As of Calculation Date)                                                                     ------

Total Number of Loans                                         3,279
Total Outstanding Balance                              $678,352,850
Average Loan Balance                                       $206,878                  $10,873 to $1,498,709
WA Mortgage Rate                                              7.121%                   3.875% to 12.625%
Net WAC                                                       6.601%                   3.366% to 11.991%
ARM Characteristics
        WA Gross Margin                                       6.772%                   2.750% to 10.250%
        WA Months to First Roll                                  29                         1 to 36
        WA First Periodic Cap                                 1.736%                   1.000% to 3.000%
        WA Subsequent Periodic Cap                            1.412%                   1.000% to 2.000%
        WA Lifetime Cap                                      13.970%                   9.750% to 19.625%
        WA Lifetime Floor                                     7.117%                   2.750% to 12.625%
WA Original Term (months)                                       359                       180 to 360
WA Remaining Term (months)                                      356                        67 to 360
WA LTV                                                        80.04%                   13.66% to 100.00%
  Percentage of Pool with CLTV > 100%                          0.00%
  WA Effective LTV (Post MI)                                  79.66%
  Second Liens w/100% CLTV                                     0.00%
WA FICO                                                         603

Secured by (% of pool)           1st Liens                   100.00%
                                 2nd Liens                     0.00%
Prepayment Penalty at Loan Orig (% of all loans)              84.98%


-------------------------------------------------------------------------------------------------------------------------------
Top 5 States:       Top 5 Prop:          Doc Types:        Purpose Codes       Occ Codes             Grades        Orig PP Term
-------------       -----------          ----------        -------------       ---------             ------        ------------
CA     35.77%     SFR      73.91%     FULL     69.88%     RCO      69.77%     OO    96.60%        A     74.70%     0      15.02%
FL     14.97%     PUD      16.05%     STATED   30.12%     PUR      27.73%     INV    2.50%        A-     8.08%     6       0.04%
AZ      6.32%     CND       6.21%                         RNC       2.50%     2H     0.89%        B      8.85%     12      4.64%
VA      4.83%     2 FAM     2.59%                                                                 C      5.38%     24     39.00%
NV      3.59%     3 FAM     0.69%                                                                 C-     2.48%     36     29.05%
                                                                                                  D      0.51%     48      0.01%
                                                                                                                   60     12.23%


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                Group 1 & 2

                                       ARM and Fixed       $678,352,850

                                              Detailed Report
----------------------------------------------------------------------------------------------------------------------------
                                                   Program
----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT       # OF      % OF        AVERAGE        GROSS     REMG.                 ORIG
DESCRIPTION                          BALANCE      LOANS     TOTAL        BALANCE          WAC     TERM     FICO          LTV
----------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                         $9,805,899         45      1.45       $217,909        6.927    355.74     560         83.3
2/28 LIB6M                      $143,730,183        722     21.19       $199,072        7.340    355.27     609         79.9
2/28 LIB6M - IO - 24             $95,337,730        347     14.05       $274,749        6.752    359.03     608         83.1
2/28 LIB6M - IO - 60              $5,857,349         23      0.86       $254,667        6.612    358.39     604         79.5
3/27 LIB6M                      $198,723,165      1,074     29.29       $185,031        7.318    358.12     592         78.8
3/27 LIB6M - IO - 36             $88,026,628        355     12.98       $247,962        6.862    359.04     610         82.5
3/27 LIB6M - IO - 60              $6,056,923         28      0.89       $216,319        7.580    358.66     609         87.0
15Yr Fixed                        $4,623,099         47      0.68        $98,364        7.631    161.86     612         79.4
15Yr Fixed - CC                     $700,633          7      0.10       $100,090        8.131    179.06     575         79.9
30Yr Fixed                       $83,853,340        418     12.36       $200,606        6.858    355.30     610         77.4
30Yr Fixed - CC                  $22,497,424        145      3.32       $155,155        8.055    359.26     580         77.5
30Yr Fixed - IO - 60             $19,096,608         67      2.82       $285,024        6.469    359.23     644         78.6
30/15 Fixed Balloon                  $43,868          1      0.01        $43,868       12.500    112.00     501         75.0
----------------------------------------------------------------------------------------------------------------------------
                                $678,352,850      3,279    100.00       $206,878        7.121    355.92     603         80.0
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                       Original Term
----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT       # OF      % OF        AVERAGE        GROSS     REMG.                 ORIG
DESCRIPTION                          BALANCE      LOANS     TOTAL        BALANCE          WAC     TERM     FICO          LTV
----------------------------------------------------------------------------------------------------------------------------
ARM 360                         $547,537,877      2,594     80.72       $211,079        7.140    357.64     602         80.6
Fixed 180                         $5,367,601         55      0.79        $97,593        7.736    163.70     607         79.4
Fixed 360                       $125,447,372        630     18.49       $199,123        7.013    356.61     610         77.6
----------------------------------------------------------------------------------------------------------------------------
                                $678,352,850      3,279    100.00       $206,878        7.121    355.92     603         80.0
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT       # OF      % OF        AVERAGE        GROSS     REMG.                 ORIG
DESCRIPTION                          BALANCE      LOANS     TOTAL        BALANCE          WAC     TERM     FICO          LTV
----------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                  $252,428         14      0.04        $18,031       10.072    225.48     614         60.8
$25,000.01 - $50,000.00           $1,103,250         27      0.16        $40,861        9.877    249.39     606         73.6
$50,000.01 - $75,000.00           $7,839,215        121      1.16        $64,787        8.878    309.97     606         79.6
$75,000.01 - $100,000.00         $20,178,535        227      2.97        $88,892        7.808    342.98     598         81.4
$100,000.01 - $150,000.00        $96,576,825        757     14.24       $127,578        7.381    354.44     604         81.8
$150,000.01 - $200,000.00       $123,895,154        710     18.26       $174,500        7.344    357.05     597         80.3
$200,000.01 - $250,000.00       $106,833,651        476     15.75       $224,440        7.166    356.84     600         80.0
$250,000.01 - $300,000.00       $104,973,171        383     15.47       $274,081        6.967    358.06     602         80.6
$300,000.01 - $350,000.00        $81,709,325        252     12.05       $324,243        6.871    358.85     604         81.0
$350,000.01 - $400,000.00        $59,428,339        159      8.76       $373,763        6.713    357.22     609         80.0
$400,000.01 - $450,000.00        $27,732,643         65      4.09       $426,656        6.688    357.91     610         77.2
$450,000.01 - $500,000.00        $20,939,513         44      3.09       $475,898        6.634    357.81     617         76.4
$500,000.01 - $550,000.00         $8,854,334         17      1.31       $520,843        6.618    359.23     621         75.0
$550,000.01 - $600,000.00         $6,955,046         12      1.03       $579,587        7.045    352.32     642         75.6




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                Group 1 & 2

                                       ARM and Fixed       $678,352,850

                                              Detailed Report
------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT       # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                           BALANCE      LOANS     TOTAL         BALANCE         WAC      TERM     FICO         LTV
------------------------------------------------------------------------------------------------------------------------------
$600,000.01 - $650,000.00          $3,769,281          6      0.56        $628,214       7.422    359.16      625        75.6
$650,000.01 - $700,000.00          $2,018,133          3      0.30        $672,711       7.261    359.00      619        83.0
$700,000.01 - $750,000.00          $2,204,573          3      0.32        $734,858       6.432    359.00      639        71.7
$750,000.01 - $800,000.00          $1,590,725          2      0.23        $795,363       7.124    359.00      585        67.7
> $900,000.00                      $1,498,709          1      0.22      $1,498,709       6.750    359.00      546        40.5
------------------------------------------------------------------------------------------------------------------------------
                                 $678,352,850      3,279    100.00        $206,878       7.121    355.92      603        80.0
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                              State
------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT       # OF      % OF         AVERAGE       GROSS     REMG.                 ORIG
DESCRIPTION                           BALANCE      LOANS     TOTAL         BALANCE         WAC      TERM     FICO         LTV
------------------------------------------------------------------------------------------------------------------------------
Alabama                            $1,682,536         11      0.25        $152,958       7.495    335.39      601        87.3
Alaska                               $196,650          1      0.03        $196,650       7.125    359.00      627        95.0
Arizona                           $42,865,588        230      6.32        $186,372       7.115    358.36      597        80.7
Arkansas                           $1,934,393         14      0.29        $138,171       8.194    355.98      604        88.2
California                       $242,618,941        828     35.77        $293,018       6.680    357.20      610        77.9
Colorado                          $13,335,185         70      1.97        $190,503       7.019    357.23      616        82.5
Connecticut                        $6,831,595         35      1.01        $195,188       7.643    359.07      594        76.9
Delaware                           $4,566,237         25      0.67        $182,649       6.977    358.85      612        82.5
District of Columbia               $1,795,148          7      0.26        $256,450       7.890    355.52      579        77.1
Florida                          $101,562,858        555     14.97        $182,996       7.302    357.48      596        81.0
Georgia                            $6,058,315         40      0.89        $151,458       7.824    353.94      609        85.5
Hawaii                             $2,585,280          8      0.38        $323,160       7.348    342.86      599        69.8
Idaho                              $2,442,883         20      0.36        $122,144       7.419    350.56      619        86.0
Illinois                          $22,461,391        124      3.31        $181,140       7.529    356.19      601        81.4
Indiana                            $2,884,733         26      0.43        $110,951       7.766    343.22      622        86.1
Iowa                                 $603,505          4      0.09        $150,876       7.053    359.00      592        84.6
Kansas                             $1,492,977         12      0.22        $124,415       8.373    348.73      592        87.5
Kentucky                           $2,518,064         22      0.37        $114,457       7.813    341.20      610        85.5
Louisiana                          $4,055,479         29      0.60        $139,844       6.977    353.57      606        81.3
Maine                              $1,702,043         11      0.25        $154,731       7.827    358.88      586        78.4
Maryland                          $16,462,346         72      2.43        $228,644       7.379    357.61      588        78.6
Massachusetts                      $7,796,824         34      1.15        $229,318       7.014    357.87      584        73.3
Michigan                          $15,392,348        109      2.27        $141,214       7.803    348.27      606        84.2
Minnesota                          $5,958,054         28      0.88        $212,788       7.324    358.93      610        81.5
Mississippi                        $1,830,051         14      0.27        $130,718       7.878    353.12      611        92.8
Missouri                           $6,475,200         52      0.95        $124,523       8.072    349.25      607        84.7
Montana                            $3,516,739         26      0.52        $135,259       7.451    354.19      606        85.9
Nebraska                           $1,334,562         12      0.20        $111,213       7.607    359.12      612        87.8
Nevada                            $24,330,918        112      3.59        $217,240       7.097    358.71      603        79.7
New Hampshire                      $2,146,200         10      0.32        $214,620       7.491    359.10      594        80.5
New Jersey                         $7,639,306         36      1.13        $212,203       7.749    355.41      577        76.3
New Mexico                         $1,724,900         10      0.25        $172,490       7.889    338.57      619        78.7


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                Group 1 & 2

                                       ARM and Fixed       $678,352,850

                                              Detailed Report
---------------------------------------------------------------------------------------------------------------------------------
                                                            State
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF        % OF           AVERAGE       GROSS     REMG.                   ORIG
DESCRIPTION                         BALANCE      LOANS       TOTAL           BALANCE         WAC      TERM     FICO           LTV
---------------------------------------------------------------------------------------------------------------------------------
New York                        $16,122,514         56        2.38          $287,902       7.193    357.88      599          77.9
North Carolina                   $4,195,041         26        0.62          $161,348       7.667    340.94      619          89.2
North Dakota                        $89,200          1        0.01           $89,200       8.500    360.00      590          97.0
Ohio                             $3,861,391         31        0.57          $124,561       8.131    325.59      611          84.0
Oklahoma                         $1,458,426         14        0.21          $104,173       7.740    354.46      602          87.3
Oregon                           $9,185,101         52        1.35          $176,637       7.327    354.07      617          83.3
Pennsylvania                     $9,014,143         61        1.33          $147,773       7.320    351.06      597          82.3
Rhode Island                       $660,227          5        0.10          $132,045       7.219    359.00      584          63.9
South Carolina                   $1,219,119          8        0.18          $152,390       7.340    358.82      604          90.7
South Dakota                     $1,634,893         11        0.24          $148,627       7.290    359.21      607          87.3
Tennessee                        $3,219,340         25        0.47          $128,774       8.003    349.77      613          85.4
Texas                           $11,893,693         93        1.75          $127,889       7.305    352.56      618          84.7
Utah                             $5,235,433         34        0.77          $153,983       7.297    348.10      630          83.7
Vermont                            $507,895          2        0.07          $253,948       7.187    359.75      578          72.7
Virginia                        $32,735,500        157        4.83          $208,506       7.340    356.78      586          79.5
Washington                      $11,938,312         69        1.76          $173,019       7.088    354.62      602          81.7
West Virginia                    $1,470,387          8        0.22          $183,798       7.695    359.27      601          81.5
Wisconsin                        $3,756,435         28        0.55          $134,158       8.559    328.96      579          80.4
Wyoming                          $1,354,552         11        0.20          $123,141       7.424    352.23      604          86.3
---------------------------------------------------------------------------------------------------------------------------------
                               $678,352,850      3,279      100.00          $206,878       7.121    355.92      603          80.0
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                    Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF        % OF           AVERAGE       GROSS     REMG.                   ORIG
DESCRIPTION                         BALANCE      LOANS       TOTAL           BALANCE         WAC      TERM     FICO           LTV
---------------------------------------------------------------------------------------------------------------------------------
<= 50.00                         $5,328,034         27        0.79          $197,335       7.510    346.59      570          42.4
50.01 - 55.00                    $4,443,847         21        0.66          $211,612       7.676    354.32      551          52.6
55.01 - 60.00                   $15,843,184         76        2.34          $208,463       7.286    355.33      567          58.2
60.01 - 65.00                   $33,937,654        162        5.00          $209,492       7.099    354.28      570          63.4
65.01 - 70.00                   $62,030,764        286        9.14          $216,891       7.130    354.50      579          68.5
70.01 - 75.00                   $69,091,353        319       10.19          $216,587       7.067    354.59      590          73.6
75.01 - 80.00                  $228,088,747      1,080       33.62          $211,193       6.794    357.17      622          79.6
80.01 - 85.00                   $80,947,792        401       11.93          $201,865       7.335    354.67      591          84.3
85.01 - 90.00                  $116,466,585        560       17.17          $207,976       7.313    356.67      605          89.4
90.01 - 95.00                   $29,506,814        157        4.35          $187,941       7.644    358.14      610          94.5
95.01 - 100.00                  $32,668,075        190        4.82          $171,937       7.627    354.78      628          99.8
---------------------------------------------------------------------------------------------------------------------------------
                               $678,352,850      3,279      100.00          $206,878       7.121    355.92      603          80.0
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                Group 1 & 2

                                       ARM and Fixed       $678,352,850

                                              Detailed Report
----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF        % OF           AVERAGE       GROSS     REMG.                   ORIG
DESCRIPTION                    BALANCE      LOANS       TOTAL           BALANCE         WAC     TERM      FICO           LTV
----------------------------------------------------------------------------------------------------------------------------
<= 4.000                      $115,378          1        0.02          $115,378       3.875    358.00      538          80.0
4.501 - 5.000                 $485,720          2        0.07          $242,860       5.000    359.00      580          79.5
5.001 - 5.500               $9,741,509         35        1.44          $278,329       5.344    358.11      642          78.2
5.501 - 6.000              $79,623,023        308       11.74          $258,516       5.882    357.74      626          75.9
6.001 - 6.500             $125,096,939        535       18.44          $233,826       6.343    358.27      618          79.1
6.501 - 7.000             $164,271,679        726       24.22          $226,270       6.807    358.06      608          80.3
7.001 - 7.500             $100,698,418        493       14.84          $204,256       7.304    359.02      599          82.2
7.501 - 8.000              $92,593,578        496       13.65          $186,681       7.782    357.22      591          81.6
8.001 - 8.500              $42,968,945        253        6.33          $169,838       8.313    352.30      573          80.6
8.501 - 9.000              $36,565,584        219        5.39          $166,966       8.793    346.92      579          81.9
9.001 - 9.500              $10,200,258         69        1.50          $147,830       9.301    333.05      569          79.5
9.501 - 10.000              $7,402,067         58        1.09          $127,622       9.787    328.16      580          81.1
10.001 - 10.500             $3,177,220         35        0.47           $90,778      10.286    322.04      569          78.2
10.501 - 11.000             $2,116,391         18        0.31          $117,577      10.819    318.35      600          76.6
11.001 - 11.500             $1,749,135         13        0.26          $134,549      11.273    322.48      557          78.1
11.501 - 12.000             $1,030,327         13        0.15           $79,256      11.836    314.78      577          81.2
12.001 - 12.500               $479,865          4        0.07          $119,966      12.272    287.48      591          75.6
12.501 - 13.000                $36,815          1        0.01           $36,815      12.625    306.00      624          75.0
----------------------------------------------------------------------------------------------------------------------------
                          $678,352,850      3,279      100.00          $206,878       7.121    355.92      603          80.0
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                        Property Type
----------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF        % OF           AVERAGE       GROSS     REMG.                   ORIG
DESCRIPTION                    BALANCE      LOANS       TOTAL           BALANCE         WAC     TERM      FICO           LTV
----------------------------------------------------------------------------------------------------------------------------
SFR                       $501,366,762      2,467       73.91          $203,229       7.107    355.34      603          80.4
PUD                       $108,908,084        486       16.05          $224,091       7.091    357.67      602          80.5
CND                        $42,107,763        220        6.21          $191,399       7.186    358.30      607          79.9
2 FAM                      $17,576,254         74        2.59          $237,517       7.271    357.56      608          73.5
3 FAM                       $4,662,217         16        0.69          $291,389       8.069    348.31      618          69.4
4 FAM                       $2,858,188         11        0.42          $259,835       7.108    357.18      621          65.9
CNDP                          $873,583          5        0.13          $174,717       7.828    359.26      601          79.6
----------------------------------------------------------------------------------------------------------------------------
                          $678,352,850      3,279      100.00          $206,878       7.121    355.92      603          80.0
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                           Purpose
----------------------------------------------------------------------------------------------------------------------------
                               CURRENT       # OF        % OF           AVERAGE       GROSS     REMG.                   ORIG
DESCRIPTION                    BALANCE      LOANS       TOTAL           BALANCE         WAC     TERM      FICO           LTV
----------------------------------------------------------------------------------------------------------------------------
RCO                       $473,278,602      2,244       69.77          $210,908       7.080    355.70      594          78.4
PUR                       $188,141,062        929       27.73          $202,520       7.199    357.17      627          84.1
RNC                        $16,933,187        106        2.50          $159,747       7.422    347.91      607          80.4
----------------------------------------------------------------------------------------------------------------------------
                          $678,352,850      3,279      100.00          $206,878       7.121    355.92      603          80.0
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                Group 1 & 2

                                       ARM and Fixed       $678,352,850

                                              Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                            Occupancy
--------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT      # OF      % OF             AVERAGE       GROSS     REMG.                      ORIG
DESCRIPTION                      BALANCE     LOANS     TOTAL             BALANCE         WAC      TERM     FICO              LTV
--------------------------------------------------------------------------------------------------------------------------------
OO                          $655,310,840     3,157     96.60            $207,574       7.105    356.08      603             80.3
INV                          $16,990,191        97      2.50            $175,157       7.653    348.93      619             77.1
2H                            $6,051,820        25      0.89            $242,073       7.432    357.95      598             65.8
--------------------------------------------------------------------------------------------------------------------------------
                            $678,352,850     3,279    100.00            $206,878       7.121    355.92      603             80.0
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                         Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT      # OF      % OF             AVERAGE       GROSS     REMG.                      ORIG
DESCRIPTION                      BALANCE     LOANS     TOTAL             BALANCE         WAC      TERM     FICO              LTV
--------------------------------------------------------------------------------------------------------------------------------
1 - 120                       $1,031,289        21      0.15             $49,109       8.980     98.33      616             67.1
121 - 180                     $4,336,312        34      0.64            $127,539       7.440    179.24      604             82.4
181 - 300                     $6,917,457        62      1.02            $111,572       9.020    281.63      612             72.8
301 - 360                   $666,067,792     3,162     98.19            $210,648       7.097    358.24      603             80.1
--------------------------------------------------------------------------------------------------------------------------------
                            $678,352,850     3,279    100.00            $206,878       7.121    355.92      603             80.0
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                               Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT      # OF      % OF             AVERAGE       GROSS     REMG.                      ORIG
DESCRIPTION                      BALANCE     LOANS     TOTAL             BALANCE         WAC      TERM     FICO              LTV
--------------------------------------------------------------------------------------------------------------------------------
FULL                        $474,027,925     2,361     69.88            $200,774       7.054    355.86      598             81.4
STATED INCOME               $204,324,926       918     30.12            $222,576       7.278    356.05      617             77.0
--------------------------------------------------------------------------------------------------------------------------------
                            $678,352,850     3,279    100.00            $206,878       7.121    355.92      603             80.0
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT      # OF      % OF             AVERAGE       GROSS     REMG.                      ORIG
DESCRIPTION                      BALANCE     LOANS     TOTAL             BALANCE         WAC      TERM     FICO              LTV
--------------------------------------------------------------------------------------------------------------------------------
781 - 800                       $924,079         5      0.14            $184,816       6.220    358.84      784             85.4
761 - 780                     $1,731,955        11      0.26            $157,450       6.623    359.14      771             83.9
741 - 760                     $3,674,545        16      0.54            $229,659       6.407    359.26      750             84.0
721 - 740                     $7,216,631        33      1.06            $218,686       6.424    358.39      729             82.0
701 - 720                    $11,923,914        59      1.76            $202,100       6.595    357.99      710             79.8
681 - 700                    $16,257,601        77      2.40            $211,138       6.391    353.26      691             80.9
661 - 680                    $30,891,226       140      4.55            $220,652       6.894    355.70      670             80.4
641 - 660                    $41,619,790       197      6.14            $211,268       6.819    352.23      650             79.8
621 - 640                   $114,332,724       546     16.85            $209,401       6.940    356.58      630             83.6
601 - 620                   $128,196,869       602     18.90            $212,952       6.970    355.90      611             83.2
581 - 600                   $115,860,034       557     17.08            $208,007       7.125    356.01      591             81.1
561 - 580                    $83,641,908       415     12.33            $201,547       7.282    355.96      570             77.9
541 - 560                    $53,197,146       268      7.84            $198,497       7.483    355.13      550             75.6
521 - 540                    $42,681,424       213      6.29            $200,382       7.792    357.82      531             72.8



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                Group 1 & 2

                                       ARM and Fixed       $678,352,850

                                              Detailed Report
-------------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT       # OF      % OF             AVERAGE       GROSS     REMG.              ORIG
DESCRIPTION                            BALANCE      LOANS     TOTAL             BALANCE         WAC      TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
501 - 520                          $24,242,465        127      3.57            $190,886       8.075    356.87      511     70.2
<= 500                              $1,960,540         13      0.29            $150,811       8.415    350.68      498     70.0
-------------------------------------------------------------------------------------------------------------------------------
                                  $678,352,850      3,279    100.00            $206,878       7.121    355.92      603     80.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                             Grade
-------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT       # OF      % OF             AVERAGE       GROSS     REMG.              ORIG
DESCRIPTION                            BALANCE      LOANS     TOTAL             BALANCE         WAC      TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
A                                 $506,735,864      2,421     74.70            $209,308       7.002    356.56      610     81.4
A-                                 $54,803,328        270      8.08            $202,975       7.311    352.13      592     79.1
B                                  $60,026,368        295      8.85            $203,479       7.368    353.72      579     75.4
C                                  $36,514,962        198      5.38            $184,419       7.849    354.40      576     72.3
C-                                 $16,816,572         78      2.48            $215,597       7.453    359.18      588     79.2
D                                   $3,455,756         17      0.51            $203,280       8.012    359.46      568     68.3
-------------------------------------------------------------------------------------------------------------------------------
                                  $678,352,850      3,279    100.00            $206,878       7.121    355.92      603     80.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Prepayment Penalty Months
-------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT       # OF      % OF             AVERAGE       GROSS     REMG.              ORIG
DESCRIPTION                            BALANCE      LOANS     TOTAL             BALANCE         WAC      TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
0                                 $101,901,464        500     15.02            $203,803       7.620    355.80      601     79.2
6                                     $286,490          4      0.04             $71,622      11.090    305.90      554     76.5
12                                 $31,497,259        139      4.64            $226,599       7.413    358.69      597     78.5
24                                $264,555,652      1,189     39.00            $222,503       7.014    357.59      605     81.4
36                                $197,089,667        982     29.05            $200,702       6.977    357.49      602     79.7
48                                     $87,694          1      0.01             $87,694       8.950    278.00      617     85.0
60                                 $82,934,625        464     12.23            $178,738       7.070    346.18      608     78.2
-------------------------------------------------------------------------------------------------------------------------------
                                  $678,352,850      3,279    100.00            $206,878       7.121    355.92      603     80.0
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Months to Roll              (Excludes 685 Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
                 WA                    CURRENT       # OF      % OF             AVERAGE       GROSS     REMG.              ORIG
DESCRIPTION      MTR                   BALANCE      LOANS     TOTAL             BALANCE         WAC      TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------------------------
0 - 6            4                 $22,502,479        169      4.11            $133,151       8.667    324.29      584     81.0
13 - 18          17                   $466,733          3      0.09            $155,578       7.165    352.96      579     81.6
19 - 24          23               $234,984,873        999     42.92            $235,220       6.972    359.05      609     81.2
25 - 31          31                   $423,644          2      0.08            $211,822       6.883    355.00      558     73.0
32 - 37          35               $289,160,147      1,421     52.81            $203,491       7.159    359.11      598     80.1
-------------------------------------------------------------------------------------------------------------------------------
                                  $547,537,877      2,594    100.00            $211,079       7.140    357.64      602     80.6
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                Group 1 & 2

                                       ARM and Fixed       $678,352,850

                                              Detailed Report
----------------------------------------------------------------------------------------------------------------------
                                              Range of Margin                      (Excludes 685 Fixed Rate Mortgages)
                              CURRENT       # OF      % OF             AVERAGE        GROSS    REMG.              ORIG
DESCRIPTION                   BALANCE      LOANS     TOTAL             BALANCE          WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                $150,471          1      0.03            $150,471        5.375   306.00      603     85.0
3.001 - 4.000              $4,225,524         19      0.77            $222,396        6.961   359.28      588     80.7
4.001 - 5.000             $11,120,549         54      2.03            $205,936        6.566   355.79      587     71.5
5.001 - 6.000            $127,135,839        582     23.22            $218,446        6.564   356.81      605     77.4
6.001 - 7.000            $215,854,711        981     39.42            $220,035        6.927   357.47      610     81.1
7.001 - 8.000            $134,755,823        674     24.61            $199,934        7.608   358.28      597     82.8
8.001 - 9.000             $45,903,046        241      8.38            $190,469        8.236   359.07      577     82.5
9.001 - 10.000             $8,196,496         41      1.50            $199,915        8.699   359.11      566     82.9
10.001 - 11.000              $195,418          1      0.04            $195,418       10.250   359.00      502     85.0
----------------------------------------------------------------------------------------------------------------------
6.772                    $547,537,877      2,594    100.00            $211,079        7.140   357.64      602     80.6
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                Range of Maximum Rates              (Excludes 685 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------
                              CURRENT       # OF      % OF             AVERAGE        GROSS    REMG.              ORIG
DESCRIPTION                   BALANCE      LOANS     TOTAL             BALANCE          WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------
9.001 - 10.000               $150,471          1      0.03            $150,471        5.375   306.00      603     85.0
10.001 - 10.500               $72,040          1      0.01             $72,040        7.125   302.00      651     80.0
10.501 - 11.000              $115,378          1      0.02            $115,378        3.875   358.00      538     80.0
11.001 - 11.500            $1,309,483          5      0.24            $261,897        5.795   357.78      674     79.5
11.501 - 12.000            $4,918,023         25      0.90            $196,721        6.670   355.56      613     76.5
12.001 - 12.500           $19,240,411         79      3.51            $243,550        5.934   358.75      624     79.2
12.501 - 13.000           $71,002,733        298     12.97            $238,264        6.138   358.93      617     77.8
13.001 - 13.500          $100,086,183        439     18.28            $227,987        6.516   358.67      612     79.8
13.501 - 14.000          $137,663,272        595     25.14            $231,367        6.914   359.08      606     80.6
14.001 - 14.500           $82,785,798        403     15.12            $205,424        7.381   359.00      595     82.0
14.501 - 15.000           $60,322,290        308     11.02            $195,852        7.879   358.56      591     83.3
15.001 - 15.500           $29,737,991        168      5.43            $177,012        8.383   357.09      569     81.3
15.501 - 16.000           $21,401,974        124      3.91            $172,597        8.831   355.69      573     83.1
16.001 - 16.500            $7,288,550         43      1.33            $169,501        9.386   342.89      569     80.1
16.501 - 17.000            $4,593,944         38      0.84            $120,893        9.834   329.77      586     80.1
17.001 - 17.500            $2,581,283         24      0.47            $107,553       10.358   322.65      594     78.0
17.501 - 18.000            $1,696,817         17      0.31             $99,813       11.017   323.03      584     83.2
18.001 - 18.500            $1,356,091         11      0.25            $123,281       11.257   320.74      549     76.4
18.501 - 19.000              $742,334         10      0.14             $74,233       11.782   302.51      591     84.9
19.001 - 19.500              $435,996          3      0.08            $145,332       12.249   305.14      600     75.7
> 19.500                      $36,815          1      0.01             $36,815       12.625   306.00      624     75.0
----------------------------------------------------------------------------------------------------------------------
13.970                   $547,537,877      2,594    100.00            $211,079        7.140   357.64      602     80.6
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                  Group 1 & 2

                                         ARM and Fixed       $678,352,850

                                                Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                             Initial Periodic Rate Cap                 (Excludes      685    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT      # OF      % OF             AVERAGE       GROSS      REMG.             ORIG
DESCRIPTION                        BALANCE     LOANS     TOTAL             BALANCE         WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                          $12,301,042        60      2.25            $205,017       7.031     356.36     568     82.3
1.500                         $441,948,640     2,072     80.72            $213,296       7.084     357.77     604     80.5
2.000                           $4,342,248        23      0.79            $188,793       7.567     354.32     594     78.4
3.000                          $88,945,947       439     16.24            $202,610       7.415     357.36     598     81.1
----------------------------------------------------------------------------------------------------------------------------------
                              $547,537,877     2,594    100.00            $211,079       7.140     357.64     602     80.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                            Subsequent Periodic Rate Cap               (Excludes      685    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT      # OF      % OF             AVERAGE       GROSS      REMG.             ORIG
DESCRIPTION                        BALANCE     LOANS     TOTAL             BALANCE         WAC       TERM    FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                          $96,413,783       486     17.61            $198,382       7.401     356.90     594     81.1
1.500                         $450,931,370     2,107     82.36            $214,016       7.084     357.80     603     80.5
2.000                             $192,724         1      0.04            $192,724       7.700     358.00     567     68.2
----------------------------------------------------------------------------------------------------------------------------------
                              $547,537,877     2,594    100.00            $211,079       7.140     357.64     602     80.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                            Range of Lifetime Rate Floor               (Excludes      685    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT      # OF      % OF             AVERAGE       GROSS      REMG.             ORIG
DESCRIPTION                        BALANCE     LOANS     TOTAL             BALANCE         WAC       TERM    FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                     $150,471         1      0.03            $150,471       5.375     306.00     603     85.0
3.001 - 4.000                     $115,378         1      0.02            $115,378       3.875     358.00     538     80.0
4.001 - 5.000                     $875,768         5      0.16            $175,154       5.963     348.93     576     78.4
5.001 - 6.000                  $66,033,469       261     12.06            $253,002       5.859     358.87     622     77.1
6.001 - 7.000                 $238,370,611     1,029     43.53            $231,653       6.638     358.87     611     79.9
7.001 - 8.000                 $159,169,439       792     29.07            $200,972       7.523     358.89     595     82.6
8.001 - 9.000                  $62,056,000       345     11.33            $179,872       8.513     356.79     573     82.3
9.001 - 10.000                 $13,533,258        90      2.47            $150,370       9.524     340.50     570     79.2
> 10.000                        $7,233,482        70      1.32            $103,335      10.949     320.01     580     79.6
----------------------------------------------------------------------------------------------------------------------------------
                              $547,537,877     2,594    100.00            $211,079       7.140     357.64     602     80.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                           Next Interest Adjustment Date               (Excludes      685    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT      # OF      % OF             AVERAGE       GROSS      REMG.             ORIG
DESCRIPTION                        BALANCE     LOANS     TOTAL             BALANCE         WAC       TERM    FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
09/05                           $1,509,735        16      0.28             $94,358      10.255     298.92     599     82.4
10/05                           $2,563,449        23      0.47            $111,454       9.929     299.49     587     80.7
11/05                           $2,522,572        26      0.46             $97,022       9.445     298.90     595     81.6
12/05                           $2,312,836        25      0.42             $92,513       9.553     307.41     588     76.8
01/06                          $11,004,590        57      2.01            $193,063       7.764     344.45     575     82.1
02/06                           $2,589,298        22      0.47            $117,695       8.783     317.77     594     79.4
11/06                             $103,110         1      0.02            $103,110       6.350     351.00     598     80.0


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                    Group 1 & 2

                                           ARM and Fixed       $678,352,850

                                                  Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                             Next Interest Adjustment Date              (Excludes     685    Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                           CURRENT    # OF        % OF          AVERAGE        GROSS     REMG.              ORIG
DESCRIPTION                BALANCE   LOANS       TOTAL          BALANCE          WAC      TERM    FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
01/07                     $177,352       1        0.03         $177,352        6.500    353.00     609      85.0
02/07                     $186,271       1        0.03         $186,271        8.250    354.00     540      79.2
03/07                     $139,495       1        0.03         $139,495        7.700    355.00     562      90.3
04/07                     $539,775       2        0.10         $269,888        6.979    356.26     644      82.6
05/07                   $2,396,586      11        0.44         $217,871        7.153    357.00     591      87.0
06/07                  $24,421,478     111        4.46         $220,013        7.021    358.08     608      81.2
07/07                 $166,485,732     698       30.41         $238,518        6.973    359.00     607      81.2
08/07                  $41,001,808     176        7.49         $232,965        6.925    360.00     618      80.9
03/08                     $423,644       2        0.08         $211,822        6.883    355.00     558      73.0
04/08                     $622,629       4        0.11         $155,657        7.955    356.00     555      78.4
05/08                   $3,641,673      16        0.67         $227,605        7.267    357.07     607      86.5
06/08                  $17,832,768      78        3.26         $228,625        7.301    358.07     603      84.5
07/08                 $210,799,966   1,038       38.50         $203,083        7.143    359.00     597      79.7
08/08                  $56,263,110     285       10.28         $197,414        7.155    360.00     599      79.9
----------------------------------------------------------------------------------------------------------------------------------
                      $547,537,877   2,594      100.00         $211,079        7.140    357.64     602      80.6
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                            Group 1
                                                 ARM and Fixed            $315,155,968
                                                            Detailed Report

Summary of Loans in Statistical Calculation Pool                                                      Range
(As of Calculation Date)                                                                              -----

Total Number of Loans                                                            1,767
Total Outstanding Balance                                                 $315,155,968
Average Loan Balance                                                          $178,357         $10,873  to $499,999
WA Mortgage Rate                                                                7.161%          5.000%  to 12.625%
Net WAC                                                                         6.644%          4.491%  to 11.991%
ARM Characteristics
   WA Gross Margin                                                              6.771%          3.925%  to 10.000%
   WA Months to First Roll                                                          29               1  to 36
   WA First Periodic Cap                                                        1.741%          1.000%  to 3.000%
   WA Subsequent Periodic Cap                                                   1.409%          1.000%  to 2.000%
   WA Lifetime Cap                                                             13.973%         11.500%  to 19.625%
   WA Lifetime Floor                                                            7.129%          4.990%  to 12.625%
WA Original Term (months)                                                          359             180  to 360
WA Remaining Term (months)                                                         357              67  to 360
WA LTV                                                                          80.55%          23.66%  to 100.00%
   Percentage of Pool with CLTV > 100%                                           0.00%
   WA Effective LTV (Post MI)                                                   80.27%
   Second Liens w/100% CLTV                                                      0.00%
WA FICO                                                                            601

Secured by (% of pool)            1st Liens                                    100.00%
                                  2nd Liens                                      0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                82.25%



-----------------------------------------------------------------------------------------------------------------------------------
Top 5 States:         Top 5 Prop:           Doc Types:        Purpose Codes      Occ Codes        Grades          Orig PP Term
-------------         -----------           ----------        -------------      ---------        ------          ------------
CA    31.09%        SFR      73.62%       FULL    69.82%     RCO     66.83%      OO  97.25%      A   75.89%       0         17.75%
FL    14.90%        PUD      14.09%       STATED  30.18%     PUR     31.08%      INV  2.36%      A-   7.02%       6          0.01%
AZ     6.66%        CND       7.66%                          RNC      2.09%      2H   0.39%      B    8.67%       12         5.07%
VA     5.18%        2 FAM     3.33%                                                              C    5.60%       24        43.43%
IL     4.40%        3 FAM     0.80%                                                              C-   2.30%       36        33.74%
                                                                                                 D    0.52%
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-1

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                          Group 1
                                          ARM and Fixed                  $315,155,968
                                                       Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Program
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT       # OF      % OF         AVERAGE      GROSS     REMG.                   ORIG
DESCRIPTION                        BALANCE      LOANS     TOTAL         BALANCE        WAC      TERM     FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                       $5,100,264         28      1.62        $182,152      6.626    356.34      557          80.3
2/28 LIB6M                     $79,194,156        453     25.13        $174,822      7.301    356.28      610          80.0
2/28 LIB6M - IO - 24           $45,634,771        200     14.48        $228,174      6.770    359.00      605          84.3
2/28 LIB6M - IO - 60            $2,025,264         10      0.64        $202,526      6.651    358.58      615          78.7
3/27 LIB6M                    $110,882,132        696     35.18        $159,313      7.367    358.13      591          78.8
3/27 LIB6M - IO - 36           $45,586,022        218     14.46        $209,110      6.797    359.08      610          83.4
3/27 LIB6M - IO - 60            $2,974,445         17      0.94        $174,967      7.501    358.83      613          85.4
15Yr Fixed                        $878,285         10      0.28         $87,829      8.295    168.08      588          79.7
15Yr Fixed - CC                   $237,800          2      0.08        $118,900      7.750    180.00      569          75.8
30Yr Fixed                     $14,752,214         85      4.68        $173,555      7.106    357.70      602          76.8
30Yr Fixed - CC                 $4,998,128         35      1.59        $142,804      8.034    359.26      590          76.5
30Yr Fixed - IO - 60            $2,848,618         12      0.90        $237,385      6.584    359.28      641          81.9
30/15 Fixed Balloon                $43,868          1      0.01         $43,868     12.500    112.00      501          75.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $315,155,968      1,767    100.00        $178,357      7.161    357.22      601          80.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF        AVERAGE      GROSS     REMG.                   ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL        BALANCE        WAC      TERM     FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                              $291,397,055      1,622     92.46       $179,653      7.150    357.89      601          80.8
Fixed 180                              $1,159,954         13      0.37        $89,227      8.342    168.41      581          78.7
Fixed 360                             $22,598,960        132      7.17       $171,204      7.245    358.25      604          77.4
-----------------------------------------------------------------------------------------------------------------------------------
                                     $315,155,968      1,767    100.00       $178,357      7.161    357.22      601          80.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT       # OF      % OF        AVERAGE      GROSS     REMG.                   ORIG
DESCRIPTION                               BALANCE      LOANS     TOTAL        BALANCE        WAC      TERM     FICO           LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                       $177,270         10      0.06        $17,727     10.308    259.53      613          67.7
$25,000.01 - $50,000.00                  $615,071         15      0.20        $41,005     10.479    274.78      605          77.3
$50,000.01 - $75,000.00                $4,674,338         72      1.48        $64,921      8.969    337.20      601          81.1
$75,000.01 - $100,000.00              $13,362,970        150      4.24        $89,086      7.662    351.41      594          81.7
$100,000.01 - $150,000.00             $62,343,400        492     19.78       $126,714      7.334    356.27      604          81.6
$150,000.01 - $200,000.00             $74,903,549        431     23.77       $173,790      7.284    358.49      597          80.2
$200,000.01 - $250,000.00             $57,628,544        257     18.29       $224,236      7.026    358.38      599          79.0
$250,000.01 - $300,000.00             $54,992,723        200     17.45       $274,964      6.930    358.20      606          80.9
$300,000.01 - $350,000.00             $39,159,938        121     12.43       $323,636      6.795    359.01      605          81.5
$350,000.01 - $400,000.00              $5,050,177         14      1.60       $360,727      6.811    358.84      591          84.0
$400,000.01 - $450,000.00              $1,294,240          3      0.41       $431,413      6.624    359.00      605          62.6
$450,000.01 - $500,000.00                $953,749          2      0.30       $476,875      6.619    359.00      597          68.7
-----------------------------------------------------------------------------------------------------------------------------------
                                     $315,155,968      1,767    100.00       $178,357      7.161    357.22      601          80.5
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     1-2

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                          Group 1
                                         ARM and Fixed                  $315,155,968
                                                        Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                           State
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT    # OF        % OF         AVERAGE      GROSS     REMG.                  ORIG
DESCRIPTION                           BALANCE   LOANS       TOTAL         BALANCE        WAC      TERM     FICO          LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama                              $500,365       4        0.16        $125,091      6.616    358.83      600         85.4
Alaska                               $196,650       1        0.06        $196,650      7.125    359.00      627         95.0
Arizona                           $21,003,635     134        6.66        $156,744      7.101    358.22      604         82.1
Arkansas                             $581,210       5        0.18        $116,242      7.756    359.24      598         89.3
California                        $97,991,640     392       31.09        $249,979      6.703    358.46      608         79.0
Colorado                           $7,656,816      46        2.43        $166,453      6.898    358.03      619         81.5
Connecticut                        $5,049,431      28        1.60        $180,337      7.575    358.99      578         76.4
Delaware                           $2,184,175      14        0.69        $156,012      6.724    358.80      603         80.5
District of Columbia               $1,044,648       5        0.33        $208,930      8.269    352.67      556         78.3
Florida                           $46,965,455     295       14.90        $159,205      7.368    358.51      599         82.4
Georgia                            $3,595,926      26        1.14        $138,305      7.984    354.88      611         85.7
Hawaii                             $1,657,462       5        0.53        $331,492      7.035    346.08      594         70.1
Idaho                              $1,146,030      10        0.36        $114,603      7.544    352.02      626         84.4
Illinois                          $13,862,801      84        4.40        $165,033      7.603    356.17      598         80.0
Indiana                            $1,433,150      16        0.45         $89,572      7.893    351.98      603         88.0
Iowa                                 $112,405       1        0.04        $112,405      6.875    359.00      601         90.0
Kansas                               $498,817       5        0.16         $99,763      7.980    356.53      581         90.3
Kentucky                             $651,576       7        0.21         $93,082      7.391    354.06      618         86.8
Louisiana                          $1,026,132       9        0.33        $114,015      7.385    359.21      609         86.1
Maine                                $808,123       5        0.26        $161,625      7.649    359.05      587         83.3
Maryland                          $11,858,228      58        3.76        $204,452      7.521    357.04      576         77.4
Massachusetts                      $6,107,781      27        1.94        $226,214      6.989    357.53      585         73.3
Michigan                           $8,469,384      76        2.69        $111,439      8.068    346.21      607         85.6
Minnesota                          $4,097,922      22        1.30        $186,269      7.378    358.96      612         83.3
Mississippi                          $347,686       3        0.11        $115,895      7.997    359.42      602         94.5
Missouri                           $2,044,250      20        0.65        $102,213      8.008    354.33      583         85.9
Montana                            $1,008,091       9        0.32        $112,010      7.343    359.58      623         84.6
Nebraska                             $866,771       9        0.28         $96,308      7.341    359.18      611         84.6
Nevada                            $10,247,222      53        3.25        $193,344      6.846    359.17      605         80.1
New Hampshire                      $1,275,242       7        0.40        $182,177      7.643    359.00      613         81.6
New Jersey                         $4,939,692      25        1.57        $197,588      7.605    353.54      583         79.1
New Mexico                         $1,307,305       8        0.41        $163,413      7.866    339.77      630         80.0
New York                           $7,275,427      30        2.31        $242,514      7.245    359.46      585         76.2
North Carolina                     $1,444,445      12        0.46        $120,370      7.606    359.04      596         90.6
North Dakota                          $89,200       1        0.03         $89,200      8.500    360.00      590         97.0
Ohio                               $1,357,129      12        0.43        $113,094      8.017    333.72      593         81.1
Oklahoma                             $575,378       7        0.18         $82,197      7.842    353.81      605         82.4
Oregon                             $3,138,421      22        1.00        $142,656      6.994    356.79      610         80.3
Pennsylvania                       $4,559,897      35        1.45        $130,283      7.281    355.52      584         81.9
Rhode Island                         $447,906       4        0.14        $111,976      7.383    359.00      603         58.0
South Carolina                       $881,619       7        0.28        $125,946      7.662    359.14      608         90.9
South Dakota                         $537,005       5        0.17        $107,401      7.073    359.18      621         86.6
Tennessee                          $1,435,850      12        0.46        $119,654      8.576    344.27      618         84.3
Texas                              $4,671,530      44        1.48        $106,171      7.267    353.77      624         84.1
Utah                               $2,042,139      17        0.65        $120,126      6.745    358.35      647         85.5

----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-3

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                            Group 1
                                          ARM and Fixed                  $315,155,968
                                                          Detailed Report
--------------------------------------------------------------------------------------------------------------------------------
                                                        State
--------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT      # OF        % OF         AVERAGE      GROSS     REMG.                ORIG
DESCRIPTION                             BALANCE     LOANS       TOTAL         BALANCE        WAC      TERM     FICO        LTV
--------------------------------------------------------------------------------------------------------------------------------
Vermont                                $127,895         1        0.04        $127,895      7.000    359.00      611       85.3
Virginia                            $16,324,389        88        5.18        $185,504      7.393    359.02      586       80.5
Washington                           $7,023,674        42        2.23        $167,230      6.840    353.56      602       80.5
West Virginia                          $821,018         4        0.26        $205,255      7.629    359.48      595       77.7
Wisconsin                            $1,763,108        14        0.56        $125,936      8.801    349.86      585       84.2
Wyoming                                $103,919         1        0.03        $103,919      7.250    359.00      571       80.0
--------------------------------------------------------------------------------------------------------------------------------
                                   $315,155,968     1,767      100.00        $178,357      7.161    357.22      601       80.5
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                   Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT      # OF        % OF         AVERAGE      GROSS     REMG.              ORIG
DESCRIPTION                             BALANCE     LOANS       TOTAL         BALANCE        WAC      TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
<= 50.00                             $1,540,815        12        0.49        $128,401      8.085    348.31      583     42.9
50.01 - 55.00                        $1,023,607         6        0.32        $170,601      8.124    351.05      558     51.4
55.01 - 60.00                        $6,293,726        39        2.00        $161,378      7.203    357.30      564     58.5
60.01 - 65.00                       $16,048,148        85        5.09        $188,802      7.284    356.53      559     63.4
65.01 - 70.00                       $26,687,265       154        8.47        $173,294      7.306    356.35      569     68.5
70.01 - 75.00                       $30,376,315       167        9.64        $181,894      7.221    355.19      581     73.7
75.01 - 80.00                      $111,375,570       606       35.34        $183,788      6.787    358.29      624     79.6
80.01 - 85.00                       $36,597,956       211       11.61        $173,450      7.402    356.03      589     84.4
85.01 - 90.00                       $53,948,721       301       17.12        $179,232      7.296    357.40      602     89.3
90.01 - 95.00                       $14,945,914        85        4.74        $175,834      7.685    357.76      605     94.5
95.01 - 100.00                      $16,317,933       101        5.18        $161,564      7.608    358.58      621     99.8
--------------------------------------------------------------------------------------------------------------------------------
                                   $315,155,968     1,767      100.00        $178,357      7.161    357.22      601     80.5
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                               Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT      # OF        % OF         AVERAGE      GROSS     REMG.              ORIG
DESCRIPTION                             BALANCE     LOANS       TOTAL         BALANCE        WAC      TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                          $314,222         1        0.10        $314,222      5.000    359.00      521     79.2
5.001 - 5.500                        $3,625,219        17        1.15        $213,248      5.343    359.09      660     81.3
5.501 - 6.000                       $32,410,272       157       10.28        $206,435      5.870    359.16      621     76.8
6.001 - 6.500                       $57,778,822       292       18.33        $197,873      6.350    358.35      618     79.3
6.501 - 7.000                       $77,933,995       400       24.73        $194,835      6.809    359.05      607     80.9
7.001 - 7.500                       $49,136,182       276       15.59        $178,030      7.302    359.04      600     82.0
7.501 - 8.000                       $40,447,285       242       12.83        $167,138      7.774    357.36      588     82.6
8.001 - 8.500                       $23,428,774       149        7.43        $157,240      8.311    357.03      573     81.1
8.501 - 9.000                       $17,649,460       116        5.60        $152,151      8.811    356.63      566     81.0
9.001 - 9.500                        $4,597,996        35        1.46        $131,371      9.301    334.00      569     79.6
9.501 - 10.000                       $3,766,385        33        1.20        $114,133      9.744    336.20      559     79.6
10.001 - 10.500                      $1,330,091        16        0.42         $83,131     10.324    313.39      579     77.1
10.501 - 11.000                        $887,102        11        0.28         $80,646     10.774    323.96      598     80.6


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-4

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                                Group 1
                                               ARM and Fixed                  $315,155,968

                                                             Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT       # OF        % OF            AVERAGE      GROSS     REMG.              ORIG
DESCRIPTION                             BALANCE      LOANS       TOTAL            BALANCE        WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                        $561,501          7        0.18            $80,214     11.384    320.14      537     80.0
11.501 - 12.000                        $891,793         11        0.28            $81,072     11.862    317.67      576     80.0
12.001 - 12.500                        $360,056          3        0.11           $120,019     12.321    281.65      612     75.8
12.501 - 13.000                         $36,815          1        0.01            $36,815     12.625    306.00      624     75.0
----------------------------------------------------------------------------------------------------------------------------------
                                   $315,155,968      1,767      100.00           $178,357      7.161    357.22      601     80.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Property Type
----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT       # OF        % OF            AVERAGE      GROSS     REMG.              ORIG
DESCRIPTION                             BALANCE      LOANS       TOTAL            BALANCE        WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                                $232,026,297      1,321       73.62           $175,644      7.160    356.77      600     81.0
PUD                                 $44,399,200        235       14.09           $188,933      7.073    359.07      603     81.4
CND                                 $24,139,485        146        7.66           $165,339      7.168    358.30      606     80.1
2 FAM                               $10,487,634         48        3.33           $218,492      7.310    358.52      597     73.4
3 FAM                                $2,511,548         10        0.80           $251,155      7.976    349.36      609     67.0
4 FAM                                $1,056,621          4        0.34           $264,155      7.057    359.00      638     65.4
CNDP                                   $535,183          3        0.17           $178,394      8.130    359.27      603     77.3
----------------------------------------------------------------------------------------------------------------------------------
                                   $315,155,968      1,767      100.00           $178,357      7.161    357.22      601     80.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          Purpose
----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT       # OF        % OF            AVERAGE      GROSS     REMG.              ORIG
DESCRIPTION                             BALANCE      LOANS       TOTAL            BALANCE        WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
RCO                                $210,617,464      1,165       66.83           $180,788      7.157    357.04      588     78.8
PUR                                 $97,948,217        556       31.08           $176,166      7.165    358.06      629     84.3
RNC                                  $6,590,287         46        2.09           $143,267      7.239    350.50      603     80.3
----------------------------------------------------------------------------------------------------------------------------------
                                   $315,155,968      1,767      100.00           $178,357      7.161    357.22      601     80.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy
----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT       # OF        % OF            AVERAGE      GROSS     REMG.              ORIG
DESCRIPTION                             BALANCE      LOANS       TOTAL            BALANCE        WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
OO                                 $306,502,461      1,708       97.25           $179,451      7.146    357.33      601     80.6
INV                                  $7,424,398         50        2.36           $148,488      7.662    352.68      615     77.6
2H                                   $1,229,109          9        0.39           $136,568      7.875    358.32      608     79.3
----------------------------------------------------------------------------------------------------------------------------------
                                   $315,155,968      1,767      100.00           $178,357      7.161    357.22      601     80.5
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-5

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                            Group 1
                                           ARM and Fixed                  $315,155,968
                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                      Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF      % OF              AVERAGE      GROSS     REMG.              ORIG
DESCRIPTION                         BALANCE      LOANS     TOTAL              BALANCE        WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
1 - 120                            $169,451          4      0.05              $42,363     10.175    103.13      578     68.8
121 - 180                          $990,503          9      0.31             $110,056      8.029    179.57      582     80.4
181 - 300                        $1,915,846         22      0.61              $87,084      9.388    284.32      612     74.8
301 - 360                      $312,080,168      1,732     99.02             $180,185      7.143    358.37      601     80.6
----------------------------------------------------------------------------------------------------------------------------------
                               $315,155,968      1,767    100.00             $178,357      7.161    357.22      601     80.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF      % OF              AVERAGE      GROSS     REMG.              ORIG
DESCRIPTION                         BALANCE      LOANS     TOTAL              BALANCE        WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
FULL                           $220,048,303      1,276     69.82             $172,452      7.089    357.30      594     81.8
STATED INCOME                   $95,107,665        491     30.18             $193,702      7.327    357.03      618     77.7
----------------------------------------------------------------------------------------------------------------------------------
                               $315,155,968      1,767    100.00             $178,357      7.161    357.22      601     80.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF      % OF              AVERAGE      GROSS     REMG.              ORIG
DESCRIPTION                         BALANCE      LOANS     TOTAL              BALANCE        WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
781 - 800                          $746,633          4      0.24             $186,658      6.035    358.81      783     86.7
761 - 780                          $995,439          7      0.32             $142,206      6.628    359.07      773     80.0
741 - 760                        $1,491,674          8      0.47             $186,459      6.428    358.93      752     80.8
721 - 740                        $3,288,850         20      1.04             $164,442      6.484    358.57      731     82.3
701 - 720                        $5,201,325         31      1.65             $167,785      6.456    359.03      711     79.3
681 - 700                        $7,442,260         40      2.36             $186,056      6.438    359.08      690     79.5
661 - 680                       $12,686,390         69      4.03             $183,861      6.845    356.25      670     79.9
641 - 660                       $16,426,903         92      5.21             $178,553      6.794    357.05      651     81.2
621 - 640                       $51,175,217        287     16.24             $178,311      6.977    357.35      630     83.9
601 - 620                       $59,919,912        327     19.01             $183,241      6.986    356.84      611     84.2
581 - 600                       $55,017,993        299     17.46             $184,007      7.099    357.82      591     81.4
561 - 580                       $38,856,185        230     12.33             $168,940      7.368    356.76      570     80.5
541 - 560                       $26,880,259        154      8.53             $174,547      7.578    355.72      549     75.8
521 - 540                       $21,874,892        120      6.94             $182,291      7.871    358.84      530     73.4
501 - 520                       $12,253,478         73      3.89             $167,856      8.119    356.40      511     69.6
<= 500                             $898,559          6      0.29             $149,760      7.796    354.80      498     65.5
----------------------------------------------------------------------------------------------------------------------------------
                               $315,155,968      1,767    100.00             $178,357      7.161    357.22      601     80.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                      Grade
----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF      % OF              AVERAGE      GROSS     REMG.              ORIG
DESCRIPTION                         BALANCE      LOANS     TOTAL              BALANCE        WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
A                              $239,157,239      1,320     75.89             $181,180      7.045    357.81      609     82.1


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-6

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------




                                                            Group 1
                                           ARM and Fixed                  $315,155,968
                                                          Detailed Report
---------------------------------------------------------------------------------------------------------------------------
                                                                  Grade
---------------------------------------------------------------------------------------------------------------------------
                                    CURRENT      # OF       % OF             AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE     LOANS      TOTAL             BALANCE         WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
A-                              $22,114,801       130       7.02            $170,114       7.348   353.79      591     80.0
B                               $27,316,939       156       8.67            $175,109       7.412   354.63      575     76.3
C                               $17,659,391       110       5.60            $160,540       7.894   356.57      568     70.2
C-                               $7,261,493        42       2.30            $172,893       7.491   359.22      576     74.6
D                                $1,646,106         9       0.52            $182,901       7.985   359.47      571     66.9
---------------------------------------------------------------------------------------------------------------------------
                               $315,155,968     1,767     100.00            $178,357       7.161   357.22      601     80.5
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Prepayment Penalty Months
---------------------------------------------------------------------------------------------------------------------------
                                    CURRENT      # OF       % OF             AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE     LOANS      TOTAL             BALANCE         WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
0                               $55,934,055       321      17.75            $174,249       7.638   356.02      592     80.2
6                                   $25,461         1       0.01             $25,461      10.880   304.00      590     85.0
12                              $15,985,534        84       5.07            $190,304       7.329   358.43      594     75.9
24                             $136,884,587       731      43.43            $187,257       7.032   357.57      605     81.6
36                             $106,326,332       630      33.74            $168,772       7.050   357.23      602     80.1
---------------------------------------------------------------------------------------------------------------------------
                               $315,155,968     1,767     100.00            $178,357       7.161   357.22      601     80.5
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                 Range of Months to Roll                (Excludes 145 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------
                       WA           CURRENT      # OF       % OF             AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION           MTR           BALANCE     LOANS      TOTAL             BALANCE         WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
0 - 6                   4       $10,554,184        96       3.62            $109,939       8.506   326.17      581     79.5
13 - 18                16          $280,462         2       0.10            $140,231       6.445   352.26      605     83.2
19 - 24                23      $122,913,252       618      42.18            $198,889       7.004   359.03      608     81.6
25 - 31                31          $423,644         2       0.15            $211,822       6.883   355.00      558     73.0
32 - 37                35      $157,225,513       904      53.96            $173,922       7.175   359.15      597     80.3
---------------------------------------------------------------------------------------------------------------------------
                               $291,397,055     1,622     100.00            $179,653       7.150   357.89      601     80.8
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                  Range of Margin                       (Excludes 145 Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------
                                    CURRENT      # OF       % OF             AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                         BALANCE     LOANS      TOTAL             BALANCE         WAC     TERM     FICO      LTV
---------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                    $2,335,937        11       0.80            $212,358       6.994   359.27      587     77.8
4.001 - 5.000                    $4,756,539        31       1.63            $153,437       6.667   356.64      589     71.6
5.001 - 6.000                   $69,919,288       370      23.99            $188,971       6.562   357.25      608     77.4
6.001 - 7.000                  $114,421,261       618      39.27            $185,148       6.940   357.56      609     81.3
7.001 - 8.000                   $70,408,105       416      24.16            $169,250       7.584   358.60      595     83.3
8.001 - 9.000                   $25,016,774       150       8.59            $166,778       8.305   359.07      576     82.8
9.001 - 10.000                   $4,539,151        26       1.56            $174,583       8.971   359.26      557     83.0


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-7

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                             Group 1
                                           ARM and Fixed                  $315,155,968
                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin               (Excludes 145 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF       % OF             AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE     LOANS      TOTAL             BALANCE         WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
6.771                           $291,397,055     1,622     100.00            $179,653       7.150   357.89      601     80.8
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                         Range of Maximum Rates          (Excludes 145 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF       % OF             AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE     LOANS      TOTAL             BALANCE         WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                     $816,488         3       0.28            $272,163       5.986   357.54      678     79.2
11.501 - 12.000                   $2,939,686        17       1.01            $172,923       6.529   356.94      613     76.8
12.001 - 12.500                   $8,864,339        46       3.04            $192,703       5.990   358.69      630     80.6
12.501 - 13.000                  $39,235,069       194      13.46            $202,243       6.160   358.94      617     78.0
13.001 - 13.500                  $57,136,741       294      19.61            $194,343       6.529   359.02      613     79.7
13.501 - 14.000                  $69,678,158       358      23.91            $194,632       6.903   359.09      606     81.3
14.001 - 14.500                  $41,396,462       235      14.21            $176,155       7.394   359.09      595     81.9
14.501 - 15.000                  $30,883,281       181      10.60            $170,626       7.877   358.89      586     83.7
15.001 - 15.500                  $18,623,160       119       6.39            $156,497       8.372   356.97      572     81.6
15.501 - 16.000                  $12,437,986        85       4.27            $146,329       8.881   357.67      562     82.2
16.001 - 16.500                   $3,839,872        28       1.32            $137,138       9.377   338.08      570     78.2
16.501 - 17.000                   $2,397,683        21       0.82            $114,175       9.794   340.16      571     80.9
17.001 - 17.500                     $797,496        12       0.27             $66,458      10.346   307.04      584     78.2
17.501 - 18.000                     $984,669        11       0.34             $89,515      11.100   338.35      572     79.4
18.001 - 18.500                     $386,558         6       0.13             $64,426      11.354   302.56      550     84.6
18.501 - 19.000                     $626,407         9       0.21             $69,601      11.811   302.04      592     83.9
19.001 - 19.500                     $316,187         2       0.11            $158,094      12.297   305.19      628     75.9
> 19.500                             $36,815         1       0.01             $36,815      12.625   306.00      624     75.0
----------------------------------------------------------------------------------------------------------------------------
13.973                          $291,397,055     1,622     100.00            $179,653       7.150   357.89      601     80.8
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                        Initial Periodic Rate Cap        (Excludes 145 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF       % OF             AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                          BALANCE     LOANS      TOTAL             BALANCE         WAC     TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------
1.000                             $6,062,742        34       2.08            $178,316       6.693   356.77      569     81.1
1.500                           $234,592,611     1,302      80.51            $180,179       7.103   357.95      603     80.8
2.000                             $2,783,821        15       0.96            $185,588       7.435   354.41      604     79.2
3.000                            $47,957,881       271      16.46            $176,966       7.421   357.94      595     80.8
----------------------------------------------------------------------------------------------------------------------------
                                $291,397,055     1,622     100.00            $179,653       7.150   357.89      601     80.8
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-8

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                              Group 1
                                            ARM and Fixed                  $315,155,968
                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                         Subsequent Periodic Rate Cap          (Excludes 145 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT      # OF      % OF              AVERAGE      GROSS      REMG.             ORIG
DESCRIPTION                           BALANCE     LOANS     TOTAL              BALANCE        WAC       TERM    FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                             $53,007,546       301     18.19             $176,105      7.355     357.40     593     80.8
1.500                            $238,196,785     1,320     81.74             $180,452      7.104     358.00     603     80.8
2.000                                $192,724         1      0.07             $192,724      7.700     358.00     567     68.2
----------------------------------------------------------------------------------------------------------------------------------
                                 $291,397,055     1,622    100.00             $179,653      7.150     357.89     601     80.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Lifetime Rate Floor          (Excludes 145 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT      # OF      % OF              AVERAGE      GROSS      REMG.             ORIG
DESCRIPTION                           BALANCE     LOANS     TOTAL              BALANCE        WAC       TERM    FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                        $632,231         3      0.22             $210,744      6.092     351.55     537     77.7
5.001 - 6.000                     $34,339,529       165     11.78             $208,118      5.874     359.08     624     77.6
6.001 - 7.000                    $127,229,831       650     43.66             $195,738      6.626     359.00     612     80.3
7.001 - 8.000                     $81,963,541       472     28.13             $173,652      7.512     358.99     594     82.6
8.001 - 9.000                     $36,465,668       232     12.51             $157,180      8.530     357.64     569     82.1
9.001 - 10.000                     $7,551,549        58      2.59             $130,199      9.535     341.48     563     78.7
> 10.000                           $3,214,705        42      1.10              $76,541     11.203     316.00     582     80.4
----------------------------------------------------------------------------------------------------------------------------------
                                 $291,397,055     1,622    100.00             $179,653      7.150     357.89     601     80.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Next Interest Adjustment Date          (Excludes 145 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT      # OF      % OF              AVERAGE      GROSS      REMG.             ORIG
DESCRIPTION                           BALANCE     LOANS     TOTAL              BALANCE        WAC       TERM    FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
09/05                                $822,937         7      0.28             $117,562     10.599     294.45     597     82.5
10/05                                $957,018        13      0.33              $73,617      9.962     301.50     618     81.7
11/05                              $1,576,594        16      0.54              $98,537      9.477     299.42     601     80.3
12/05                              $1,534,892        17      0.53              $90,288      9.689     307.55     586     73.2
01/06                              $4,859,398        32      1.67             $151,856      7.053     351.73     562     80.0
02/06                                $803,345        11      0.28              $73,031      9.246     321.47     581     80.9
11/06                                $103,110         1      0.04             $103,110      6.350     351.00     598     80.0
01/07                                $177,352         1      0.06             $177,352      6.500     353.00     609     85.0
03/07                                $139,495         1      0.05             $139,495      7.700     355.00     562     90.3
04/07                                $539,775         2      0.19             $269,888      6.979     356.26     644     82.6
05/07                                $905,401         5      0.31             $181,080      7.723     357.00     588     89.9
06/07                             $14,892,055        77      5.11             $193,403      7.136     358.08     606     82.0
07/07                             $85,655,219       425     29.39             $201,542      6.998     359.00     606     81.5
08/07                             $20,781,307       108      7.13             $192,420      6.896     360.00     620     81.4
03/08                                $423,644         2      0.15             $211,822      6.883     355.00     558     73.0
04/08                                $381,189         2      0.13             $190,594      7.277     356.00     561     80.6
05/08                              $1,750,466         9      0.60             $194,496      6.832     357.15     622     86.2
06/08                              $7,330,871        41      2.52             $178,802      7.481     358.14     591     81.2
07/08                            $112,952,095       654     38.76             $172,710      7.162     359.00     597     80.1
08/08                             $34,810,892       198     11.95             $175,813      7.169     360.00     599     80.3


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-9

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                              Group 1
                                            ARM and Fixed                  $315,155,968
                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                           Next Interest Adjustment Date       (Excludes 145 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT    # OF         % OF          AVERAGE       GROSS      REMG.              ORIG
DESCRIPTION                  BALANCE   LOANS        TOTAL          BALANCE         WAC       TERM    FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
                        $291,397,055   1,622       100.00         $179,653       7.150     357.89     601      80.8
----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-10

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                                   Group 2
                                                     ARM and Fixed         $363,196,882
                                                                 Detailed Report

Summary of Loans in Statistical Calculation Pool                                                      Range
(As of Calculation Date)                                                                              -----

Total Number of Loans                                                 1,512
Total Outstanding Balance                                      $363,196,882
Average Loan Balance                                               $240,210                     $15,855 to $1,498,709
WA Mortgage Rate                                                     7.087%                      3.875% to 12.125%
Net WAC                                                              6.564%                      3.366% to 11.366%
ARM Characteristics
    WA Gross Margin                                                  6.773%                      2.750% to 10.250%
    WA Months to First Roll                                              28                           1 to 36
    WA First Periodic Cap                                            1.731%                      1.000% to 3.000%
    WA Subsequent Periodic Cap                                       1.415%                      1.000% to 1.500%
    WA Lifetime Cap                                                 13.967%                      9.750% to 19.125%
    WA Lifetime Floor                                                7.103%                      2.750% to 12.125%
WA Original Term (months)                                               358                         180 to 360
WA Remaining Term (months)                                              355                          72 to 360
WA LTV                                                               79.61%                      13.66% to 100.00%
   Percentage of Pool with CLTV > 100%                                0.00%
   WA Effective LTV (Post MI)                                        79.13%
   Second Liens w/100% CLTV                                           0.00%
WA FICO                                                                 605

Secured by (% of pool)  1st Liens                                   100.00%
                        2nd Liens                                     0.00%
Prepayment Penalty at Loan Orig (% of all loans)                     87.34%



--------------------------------------------------------------------------------------------------------------------------------
Top 5 States:         Top 5 Prop:       Doc Types:          Purpose Codes      Occ Codes            Grades         Orig PP Term
--------------------------------------------------------------------------------------------------------------------------------
CA    39.82%       SFR     74.16%     FULL    69.93%      RCO      72.32%    OO       96.04%     A     73.67%      0      12.66%
FL    15.03%       PUD     17.76%     STATED  30.07%      PUR      24.83%    INV       2.63%     A-     9.00%      6       0.07%
AZ     6.02%       CND      4.95%                         RNC       2.85%    2H        1.33%     B      9.01%     12       4.27%
VA     4.52%       2 FAM    1.95%                                                                C      5.19%     24      35.15%
NV     3.88%       3 FAM    0.59%                                                                C-     2.63%     36      24.99%
                                                                                                 D      0.50%     48       0.02%
                                                                                                                  60      22.83%
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-1

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                            Group 2
                                          ARM and Fixed                     $363,196,882
                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
----------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF           AVERAGE         GROSS     REMG.               ORIG
DESCRIPTION                              BALANCE      LOANS     TOTAL           BALANCE           WAC      TERM     FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                             $4,705,635         17      1.30          $276,802         7.254    355.08      564      86.6
2/28 LIB6M                           $64,536,027        269     17.77          $239,911         7.388    354.03      608      79.8
2/28 LIB6M - IO - 24                 $49,702,958        147     13.68          $338,115         6.736    359.06      611      82.0
2/28 LIB6M - IO - 60                  $3,832,085         13      1.06          $294,776         6.592    358.29      599      79.9
3/27 LIB6M                           $87,841,033        378     24.19          $232,384         7.256    358.09      593      78.7
3/27 LIB6M - IO - 36                 $42,440,607        137     11.69          $309,785         6.931    358.99      609      81.6
3/27 LIB6M - IO - 60                  $3,082,478         11      0.85          $280,225         7.656    358.50      605      88.5
15Yr Fixed                            $3,744,814         37      1.03          $101,211         7.475    160.40      618      79.3
15Yr Fixed - CC                         $462,833          5      0.13           $92,567         8.327    178.58      577      82.0
30Yr Fixed                           $69,101,126        333     19.03          $207,511         6.805    354.79      612      77.5
30Yr Fixed - CC                      $17,499,296        110      4.82          $159,085         8.061    359.25      577      77.8
30Yr Fixed - IO - 60                 $16,247,991         55      4.47          $295,418         6.449    359.22      644      78.0
----------------------------------------------------------------------------------------------------------------------------------
                                    $363,196,882      1,512    100.00          $240,210         7.087    354.79      605      79.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
----------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF           AVERAGE         GROSS     REMG.               ORIG
DESCRIPTION                              BALANCE      LOANS     TOTAL           BALANCE           WAC      TERM     FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM 360                             $256,140,822        972     70.52          $263,519         7.129    357.36      603      80.4
Fixed 180                             $4,207,647         42      1.16          $100,182         7.569    162.40      614      79.6
Fixed 360                           $102,848,413        498     28.32          $206,523         6.962    356.25      611      77.7
----------------------------------------------------------------------------------------------------------------------------------
                                    $363,196,882      1,512    100.00          $240,210         7.087    354.79      605      79.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF           AVERAGE         GROSS     REMG.               ORIG
DESCRIPTION                              BALANCE      LOANS     TOTAL           BALANCE           WAC      TERM     FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                       $75,158          4      0.02           $18,789         9.514    145.18      617      44.6
$25,000.01 - $50,000.00                 $488,179         12      0.13           $40,682         9.118    217.40      608      69.0
$50,000.01 - $75,000.00               $3,164,877         49      0.87           $64,589         8.744    269.75      615      77.4
$75,000.01 - $100,000.00              $6,815,565         77      1.88           $88,514         8.093    326.44      606      80.7
$100,000.01 - $150,000.00            $34,233,424        265      9.43          $129,183         7.468    351.10      602      82.1
$150,000.01 - $200,000.00            $48,991,605        279     13.49          $175,597         7.436    354.84      598      80.5
$200,000.01 - $250,000.00            $49,205,107        219     13.55          $224,681         7.330    355.03      601      81.2
$250,000.01 - $300,000.00            $49,980,448        183     13.76          $273,117         7.008    357.91      597      80.3
$300,000.01 - $350,000.00            $42,549,388        131     11.72          $324,804         6.940    358.70      603      80.5
$350,000.01 - $400,000.00            $54,378,162        145     14.97          $375,022         6.704    357.07      611      79.6
$400,000.01 - $450,000.00            $26,438,403         62      7.28          $426,426         6.691    357.86      610      77.9
$450,000.01 - $500,000.00            $19,985,764         42      5.50          $475,852         6.634    357.75      618      76.7
$500,000.01 - $550,000.00             $8,854,334         17      2.44          $520,843         6.618    359.23      621      75.0
$550,000.01 - $600,000.00             $6,955,046         12      1.91          $579,587         7.045    352.32      642      75.6
$600,000.01 - $650,000.00             $3,769,281          6      1.04          $628,214         7.422    359.16      625      75.6



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-2

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                               Group 2
                                            ARM and Fixed                     $363,196,882
                                                            Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF           AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE      LOANS     TOTAL           BALANCE           WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
$650,000.01 - $700,000.00             $2,018,133          3      0.56          $672,711         7.261    359.00      619     83.0
$700,000.01 - $750,000.00             $2,204,573          3      0.61          $734,858         6.432    359.00      639     71.7
$750,000.01 - $800,000.00             $1,590,725          2      0.44          $795,363         7.124    359.00      585     67.7
> $900,000.00                         $1,498,709          1      0.41        $1,498,709         6.750    359.00      546     40.5
----------------------------------------------------------------------------------------------------------------------------------
                                    $363,196,882      1,512    100.00          $240,210         7.087    354.79      605     79.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                            State
----------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT       # OF      % OF           AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                              BALANCE      LOANS     TOTAL           BALANCE           WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama                               $1,182,171          7      0.33          $168,882         7.866    325.47      601     88.1
Arizona                              $21,861,953         96      6.02          $227,729         7.129    358.49      590     79.3
Arkansas                              $1,353,183          9      0.37          $150,354         8.383    354.58      607     87.8
California                          $144,627,302        436     39.82          $331,714         6.664    356.35      612     77.2
Colorado                              $5,678,369         24      1.56          $236,599         7.183    356.17      613     84.0
Connecticut                           $1,782,163          7      0.49          $254,595         7.835    359.27      641     78.5
Delaware                              $2,382,062         11      0.66          $216,551         7.210    358.90      620     84.2
District of Columbia                    $750,500          2      0.21          $375,250         7.363    359.49      611     75.4
Florida                              $54,597,403        260     15.03          $209,990         7.245    356.59      594     79.8
Georgia                               $2,462,389         14      0.68          $175,885         7.590    352.57      606     85.3
Hawaii                                  $927,817          3      0.26          $309,272         7.908    337.10      609     69.2
Idaho                                 $1,296,853         10      0.36          $129,685         7.308    349.27      613     87.4
Illinois                              $8,598,589         40      2.37          $214,965         7.410    356.23      606     83.8
Indiana                               $1,451,583         10      0.40          $145,158         7.640    334.56      640     84.4
Iowa                                    $491,099          3      0.14          $163,700         7.094    359.00      590     83.4
Kansas                                  $994,160          7      0.27          $142,023         8.571    344.82      598     86.1
Kentucky                              $1,866,488         15      0.51          $124,433         7.961    336.71      608     85.0
Louisiana                             $3,029,347         20      0.83          $151,467         6.838    351.65      606     79.7
Maine                                   $893,920          6      0.25          $148,987         7.989    358.72      584     73.9
Maryland                              $4,604,117         14      1.27          $328,866         7.012    359.08      619     81.6
Massachusetts                         $1,689,043          7      0.47          $241,292         7.105    359.08      580     73.3
Michigan                              $6,922,965         33      1.91          $209,787         7.479    350.79      606     82.4
Minnesota                             $1,860,132          6      0.51          $310,022         7.206    358.87      606     77.5
Mississippi                           $1,482,366         11      0.41          $134,761         7.850    351.65      613     92.4
Missouri                              $4,430,950         32      1.22          $138,467         8.102    346.90      618     84.2
Montana                               $2,508,648         17      0.69          $147,568         7.495    352.02      599     86.4
Nebraska                                $467,791          3      0.13          $155,930         8.099    359.00      613     93.6
Nevada                               $14,083,696         59      3.88          $238,707         7.280    358.37      602     79.3
New Hampshire                           $870,957          3      0.24          $290,319         7.268    359.24      568     78.8
New Jersey                            $2,699,614         11      0.74          $245,419         8.013    358.85      567     71.2
New Mexico                              $417,596          2      0.11          $208,798         7.962    334.83      586     74.7
New York                              $8,847,087         26      2.44          $340,273         7.151    356.58      610     79.3
North Carolina                        $2,750,597         14      0.76          $196,471         7.698    331.43      631     88.5


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-3

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                              Group 2
                                          ARM and Fixed                     $363,196,882
                                                            Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                                State
----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT      # OF        % OF         AVERAGE         GROSS     REMG.               ORIG
DESCRIPTION                             BALANCE     LOANS       TOTAL         BALANCE           WAC      TERM     FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
Ohio                                 $2,504,262        19        0.69        $131,803         8.192    321.18      621      85.6
Oklahoma                               $883,048         7        0.24        $126,150         7.673    354.89      601      90.5
Oregon                               $6,046,680        30        1.66        $201,556         7.500    352.66      621      84.8
Pennsylvania                         $4,454,246        26        1.23        $171,317         7.359    346.51      609      82.8
Rhode Island                           $212,321         1        0.06        $212,321         6.875    359.00      543      76.4
South Carolina                         $337,500         1        0.09        $337,500         6.500    358.00      594      90.0
South Dakota                         $1,097,888         6        0.30        $182,981         7.395    359.22      600      87.6
Tennessee                            $1,783,491        13        0.49        $137,192         7.542    354.20      608      86.3
Texas                                $7,222,164        49        1.99        $147,391         7.329    351.78      614      85.1
Utah                                 $3,193,294        17        0.88        $187,841         7.650    341.53      618      82.5
Vermont                                $380,000         1        0.10        $380,000         7.250    360.00      567      68.5
Virginia                            $16,411,111        69        4.52        $237,842         7.287    354.56      586      78.5
Washington                           $4,914,637        27        1.35        $182,024         7.444    356.13      603      83.4
West Virginia                          $649,369         4        0.18        $162,342         7.779    359.00      609      86.3
Wisconsin                            $1,993,327        14        0.55        $142,380         8.344    310.48      574      77.1
Wyoming                              $1,250,633        10        0.34        $125,063         7.438    351.66      607      86.8
----------------------------------------------------------------------------------------------------------------------------------
                                   $363,196,882     1,512      100.00        $240,210         7.087    354.79      605      79.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                             Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT      # OF        % OF         AVERAGE         GROSS     REMG.               ORIG
DESCRIPTION                             BALANCE     LOANS       TOTAL         BALANCE           WAC      TERM     FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                             $3,787,219        15        1.04        $252,481         7.277    345.89      565      42.2
50.01 - 55.00                        $3,420,240        15        0.94        $228,016         7.542    355.30      549      53.0
55.01 - 60.00                        $9,549,458        37        2.63        $258,093         7.340    354.03      568      58.0
60.01 - 65.00                       $17,889,506        77        4.93        $232,331         6.933    352.26      580      63.3
65.01 - 70.00                       $35,343,499       132        9.73        $267,754         6.998    353.10      587      68.5
70.01 - 75.00                       $38,715,038       152       10.66        $254,704         6.947    354.12      598      73.6
75.01 - 80.00                      $116,713,178       474       32.13        $246,230         6.800    356.10      620      79.5
80.01 - 85.00                       $44,349,837       190       12.21        $233,420         7.279    353.55      593      84.2
85.01 - 90.00                       $62,517,864       259       17.21        $241,382         7.327    356.04      608      89.4
90.01 - 95.00                       $14,560,900        72        4.01        $202,235         7.602    358.54      615      94.4
95.01 - 100.00                      $16,350,143        89        4.50        $183,709         7.646    350.99      635      99.7
----------------------------------------------------------------------------------------------------------------------------------
                                   $363,196,882     1,512      100.00        $240,210         7.087    354.79      605      79.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT      # OF        % OF         AVERAGE         GROSS     REMG.               ORIG
DESCRIPTION                             BALANCE     LOANS       TOTAL         BALANCE           WAC      TERM     FICO       LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 4.000                               $115,378         1        0.03        $115,378         3.875    358.00      538      80.0
4.501 - 5.000                          $171,498         1        0.05        $171,498         5.000    359.00      688      80.0
5.001 - 5.500                        $6,116,290        18        1.68        $339,794         5.345    357.52      632      76.4



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-4

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                      Group 2
                                   ARM and Fixed                     $363,196,882
                                                  Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT       # OF        % OF         AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                           BALANCE      LOANS       TOTAL         BALANCE           WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                     $47,212,751        151       13.00        $312,667         5.889    356.75      629     75.2
6.001 - 6.500                     $67,318,117        243       18.53        $277,029         6.336    358.19      617     79.0
6.501 - 7.000                     $86,337,684        326       23.77        $264,840         6.805    357.15      608     79.7
7.001 - 7.500                     $51,562,237        217       14.20        $237,614         7.307    358.99      598     82.3
7.501 - 8.000                     $52,146,293        254       14.36        $205,300         7.788    357.11      593     80.8
8.001 - 8.500                     $19,540,171        104        5.38        $187,886         8.316    346.62      573     80.0
8.501 - 9.000                     $18,916,124        103        5.21        $183,652         8.777    337.87      591     82.7
9.001 - 9.500                      $5,602,262         34        1.54        $164,772         9.301    332.28      569     79.4
9.501 - 10.000                     $3,635,682         25        1.00        $145,427         9.833    319.83      602     82.7
10.001 - 10.500                    $1,847,128         19        0.51         $97,217        10.258    328.26      562     79.0
10.501 - 11.000                    $1,229,289          7        0.34        $175,613        10.852    314.30      602     73.7
11.001 - 11.500                    $1,187,633          6        0.33        $197,939        11.220    323.58      567     77.2
11.501 - 12.000                      $138,534          2        0.04         $69,267        11.666    296.19      581     88.8
12.001 - 12.500                      $119,809          1        0.03        $119,809        12.125    305.00      526     75.0
----------------------------------------------------------------------------------------------------------------------------------
                                 $363,196,882      1,512      100.00        $240,210         7.087    354.79      605     79.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Property Type
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT       # OF        % OF         AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                           BALANCE      LOANS       TOTAL         BALANCE           WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                              $269,340,465      1,146       74.16        $235,027         7.062    354.10      605     79.8
PUD                               $64,508,884        251       17.76        $257,008         7.103    356.70      602     79.9
CND                               $17,968,278         74        4.95        $242,815         7.210    358.30      608     79.7
2 FAM                              $7,088,620         26        1.95        $272,639         7.213    356.14      625     73.6
3 FAM                              $2,150,669          6        0.59        $358,445         8.178    347.08      628     72.2
4 FAM                              $1,801,567          7        0.50        $257,367         7.138    356.11      611     66.2
CNDP                                 $338,400          2        0.09        $169,200         7.351    359.26      597     83.4
----------------------------------------------------------------------------------------------------------------------------------
                                 $363,196,882      1,512      100.00        $240,210         7.087    354.79      605     79.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Purpose
----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT       # OF        % OF         AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                           BALANCE      LOANS       TOTAL         BALANCE           WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
RCO                              $262,661,137      1,079       72.32        $243,430         7.019    354.63      598     78.1
PUR                               $90,192,845        373       24.83        $241,804         7.236    356.22      625     83.9
RNC                               $10,342,900         60        2.85        $172,382         7.538    346.26      610     80.4
----------------------------------------------------------------------------------------------------------------------------------
                                 $363,196,882      1,512      100.00        $240,210         7.087    354.79      605     79.6
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-5

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                       Group 2
                                     ARM and Fixed                     $363,196,882
                                                     Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                        Occupancy
----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT      # OF      % OF           AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                            BALANCE     LOANS     TOTAL           BALANCE           WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
OO                                $348,808,379     1,449     96.04          $240,724         7.069    354.98      605     79.9
INV                                 $9,565,793        47      2.63          $203,528         7.646    346.02      622     76.6
2H                                  $4,822,711        16      1.33          $301,419         7.319    357.86      595     62.3
----------------------------------------------------------------------------------------------------------------------------------
                                  $363,196,882     1,512    100.00          $240,210         7.087    354.79      605     79.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                      Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT      # OF      % OF           AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                            BALANCE     LOANS     TOTAL           BALANCE           WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
1 - 120                               $861,838        17      0.24           $50,696         8.745     97.38      624     66.8
121 - 180                           $3,345,809        25      0.92          $133,832         7.266    179.14      611     82.9
181 - 300                           $5,001,611        40      1.38          $125,040         8.879    280.60      612     72.1
301 - 360                         $353,987,624     1,430     97.46          $247,544         7.056    358.12      605     79.7
----------------------------------------------------------------------------------------------------------------------------------
                                  $363,196,882     1,512    100.00          $240,210         7.087    354.79      605     79.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT      # OF      % OF           AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                            BALANCE     LOANS     TOTAL           BALANCE           WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
FULL                              $253,979,621     1,085     69.93          $234,083         7.024    354.61      600     81.0
STATED INCOME                     $109,217,260       427     30.07          $255,778         7.235    355.20      617     76.3
----------------------------------------------------------------------------------------------------------------------------------
                                  $363,196,882     1,512    100.00          $240,210         7.087    354.79      605     79.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                  Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT      # OF      % OF           AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                            BALANCE     LOANS     TOTAL           BALANCE           WAC      TERM     FICO      LTV
----------------------------------------------------------------------------------------------------------------------------------
781 - 800                             $177,446         1      0.05          $177,446         7.000    359.00      785     80.0
761 - 780                             $736,515         4      0.20          $184,129         6.617    359.24      769     89.3
741 - 760                           $2,182,871         8      0.60          $272,859         6.393    359.48      749     86.2
721 - 740                           $3,927,781        13      1.08          $302,137         6.375    358.25      728     81.7
701 - 720                           $6,722,588        28      1.85          $240,092         6.702    357.18      709     80.3
681 - 700                           $8,815,341        37      2.43          $238,252         6.352    348.34      691     82.0
661 - 680                          $18,204,836        71      5.01          $256,406         6.928    355.31      670     80.7
641 - 660                          $25,192,887       105      6.94          $239,932         6.834    349.09      650     78.9
621 - 640                          $63,157,507       259     17.39          $243,851         6.911    355.95      630     83.3
601 - 620                          $68,276,957       275     18.80          $248,280         6.955    355.08      611     82.3
581 - 600                          $60,842,042       258     16.75          $235,822         7.148    354.38      591     80.8
561 - 580                          $44,785,724       185     12.33          $242,085         7.207    355.28      571     75.8
541 - 560                          $26,316,888       114      7.25          $230,850         7.387    354.52      551     75.4
521 - 540                          $20,806,532        93      5.73          $223,726         7.709    356.74      531     72.2



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-6

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                                     Group 2
                                                 ARM and Fixed                     $363,196,882
                                                                  Detailed Report
------------------------------------------------------------------------------------------------------------------------------
                                                      Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT       # OF      % OF           AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                           BALANCE      LOANS     TOTAL           BALANCE           WAC      TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------------
501 - 520                         $11,988,987         54      3.30          $222,018         8.030    357.36      511     70.9
<= 500                             $1,061,981          7      0.29          $151,712         8.939    347.19      498     73.8
------------------------------------------------------------------------------------------------------------------------------
                                 $363,196,882      1,512    100.00          $240,210         7.087    354.79      605     79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                 Grade
------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT       # OF      % OF           AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                           BALANCE      LOANS     TOTAL           BALANCE           WAC      TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------------
A                                $267,578,625      1,101     73.67          $243,032         6.964    355.45      612     80.7
A-                                $32,688,527        140      9.00          $233,489         7.287    351.01      592     78.5
B                                 $32,709,429        139      9.01          $235,320         7.331    352.96      581     74.8
C                                 $18,855,572         88      5.19          $214,268         7.806    352.38      585     74.2
C-                                 $9,555,080         36      2.63          $265,419         7.425    359.15      597     82.6
D                                  $1,809,650          8      0.50          $226,206         8.037    359.45      566     69.7
------------------------------------------------------------------------------------------------------------------------------
                                 $363,196,882      1,512    100.00          $240,210         7.087    354.79      605     79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                            Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT       # OF      % OF           AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION                           BALANCE      LOANS     TOTAL           BALANCE           WAC      TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------------
0                                 $45,967,409        179     12.66          $256,801         7.598    355.53      612     77.9
6                                    $261,029          3      0.07           $87,010        11.111    306.08      551     75.6
12                                $15,511,725         55      4.27          $282,031         7.499    358.97      600     81.2
24                               $127,671,066        458     35.15          $278,758         6.994    357.62      604     81.2
36                                $90,763,335        352     24.99          $257,850         6.892    357.79      601     79.2
48                                    $87,694          1      0.02           $87,694         8.950    278.00      617     85.0
60                                $82,934,625        464     22.83          $178,738         7.070    346.18      608     78.2
------------------------------------------------------------------------------------------------------------------------------
                                 $363,196,882      1,512    100.00          $240,210         7.087    354.79      605     79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Months to Roll           (Excludes 540 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------
                      WA              CURRENT       # OF      % OF           AVERAGE         GROSS     REMG.              ORIG
DESCRIPTION           MTR             BALANCE      LOANS     TOTAL           BALANCE           WAC      TERM     FICO      LTV
------------------------------------------------------------------------------------------------------------------------------
0 - 6                 4           $11,948,295         73      4.66          $163,675         8.810    322.64      587     82.4
13 - 18               18             $186,271          1      0.07          $186,271         8.250    354.00      540     79.2
19 - 24               23         $112,071,621        381     43.75          $294,151         6.937    359.08      610     80.8
32 - 37               35         $131,934,634        517     51.51          $255,193         7.139    359.05      598     79.9
------------------------------------------------------------------------------------------------------------------------------
                                 $256,140,822        972    100.00          $263,519         7.129    357.36      603     80.4
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-7

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                            Group 2
                                        ARM and Fixed                     $363,196,882
                                                          Detailed Report
--------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin              (Excludes 540 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------
                                  CURRENT       # OF      % OF           AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                       BALANCE      LOANS     TOTAL           BALANCE            WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $150,471          1      0.06          $150,471          5.375   306.00      603     85.0
3.001 - 4.000                  $1,889,587          8      0.74          $236,198          6.920   359.29      589     84.2
4.001 - 5.000                  $6,364,011         23      2.48          $276,696          6.491   355.16      586     71.4
5.001 - 6.000                 $57,216,551        212     22.34          $269,889          6.565   356.27      602     77.4
6.001 - 7.000                $101,433,449        363     39.60          $279,431          6.914   357.38      612     80.9
7.001 - 8.000                 $64,347,718        258     25.12          $249,410          7.633   357.93      600     82.3
8.001 - 9.000                 $20,886,272         91      8.15          $229,519          8.153   359.08      579     82.0
9.001 - 10.000                 $3,657,344         15      1.43          $243,823          8.362   358.93      578     82.8
10.001 - 11.000                  $195,418          1      0.08          $195,418         10.250   359.00      502     85.0
--------------------------------------------------------------------------------------------------------------------------
6.773                        $256,140,822        972    100.00          $263,519          7.129   357.36      603     80.4
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                        Range of Maximum Rates         (Excludes 540 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------
                                  CURRENT       # OF      % OF           AVERAGE          GROSS    REMG.              ORIG
DESCRIPTION                       BALANCE      LOANS     TOTAL           BALANCE            WAC     TERM     FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                   $150,471          1      0.06          $150,471          5.375   306.00      603     85.0
10.001 - 10.500                   $72,040          1      0.03           $72,040          7.125   302.00      651     80.0
10.501 - 11.000                  $115,378          1      0.05          $115,378          3.875   358.00      538     80.0
11.001 - 11.500                  $492,995          2      0.19          $246,498          5.479   358.17      668     80.0
11.501 - 12.000                $1,978,337          8      0.77          $247,292          6.879   353.50      613     76.1
12.001 - 12.500               $10,376,073         33      4.05          $314,426          5.885   358.80      620     78.0
12.501 - 13.000               $31,767,664        104     12.40          $305,458          6.110   358.92      617     77.5
13.001 - 13.500               $42,949,442        145     16.77          $296,203          6.500   358.20      611     79.9
13.501 - 14.000               $67,985,114        237     26.54          $286,857          6.925   359.06      605     79.9
14.001 - 14.500               $41,389,336        168     16.16          $246,365          7.368   358.91      596     82.2
14.501 - 15.000               $29,439,009        127     11.49          $231,803          7.882   358.22      596     82.8
15.001 - 15.500               $11,114,832         49      4.34          $226,833          8.400   357.30      565     80.8
15.501 - 16.000                $8,963,989         39      3.50          $229,846          8.762   352.93      588     84.3
16.001 - 16.500                $3,448,677         15      1.35          $229,912          9.396   348.24      568     82.2
16.501 - 17.000                $2,196,261         17      0.86          $129,192          9.878   318.44      601     79.3
17.001 - 17.500                $1,783,787         12      0.70          $148,649         10.363   329.62      598     77.9
17.501 - 18.000                  $712,148          6      0.28          $118,691         10.903   301.84      601     88.4
18.001 - 18.500                  $969,533          5      0.38          $193,907         11.218   327.99      548     73.2
18.501 - 19.000                  $115,926          1      0.05          $115,926         11.625   305.00      584     90.0
19.001 - 19.500                  $119,809          1      0.05          $119,809         12.125   305.00      526     75.0
--------------------------------------------------------------------------------------------------------------------------
13.967                       $256,140,822        972    100.00          $263,519          7.129   357.36      603     80.4
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-8

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                                      Group 2
                                                  ARM and Fixed                     $363,196,882
                                                                   Detailed Report
-----------------------------------------------------------------------------------------------------------------------------
                                                          Initial Periodic Rate Cap       (Excludes 540 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------
                                      CURRENT      # OF      % OF           AVERAGE         GROSS      REMG.             ORIG
DESCRIPTION                           BALANCE     LOANS     TOTAL           BALANCE           WAC       TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------
1.000                              $6,238,300        26      2.44          $239,935         7.360     355.96     568     83.4
1.500                            $207,356,029       770     80.95          $269,294         7.062     357.56     604     80.1
2.000                              $1,558,427         8      0.61          $194,803         7.803     354.16     576     77.1
3.000                             $40,988,066       168     16.00          $243,977         7.408     356.68     601     81.6
-----------------------------------------------------------------------------------------------------------------------------
                                 $256,140,822       972    100.00          $263,519         7.129     357.36     603     80.4
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                       Subsequent Periodic Rate Cap       (Excludes 540 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------
                                      CURRENT      # OF      % OF           AVERAGE         GROSS      REMG.             ORIG
DESCRIPTION                           BALANCE     LOANS     TOTAL           BALANCE           WAC       TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------
1.000                             $43,406,237       185     16.95          $234,628         7.457     356.30     595     81.4
1.500                            $212,734,585       787     83.05          $270,311         7.063     357.58     604     80.2
-----------------------------------------------------------------------------------------------------------------------------
                                 $256,140,822       972    100.00          $263,519         7.129     357.36     603     80.4
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                       Range of Lifetime Rate Floor       (Excludes 540 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------
                                      CURRENT      # OF      % OF           AVERAGE         GROSS      REMG.             ORIG
DESCRIPTION                           BALANCE     LOANS     TOTAL           BALANCE           WAC       TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                        $150,471         1      0.06          $150,471         5.375     306.00     603     85.0
3.001 - 4.000                        $115,378         1      0.05          $115,378         3.875     358.00     538     80.0
4.001 - 5.000                        $243,537         2      0.10          $121,769         5.629     342.14     677     80.0
5.001 - 6.000                     $31,693,940        96     12.37          $330,145         5.843     358.64     620     76.6
6.001 - 7.000                    $111,140,781       379     43.39          $293,247         6.652     358.72     609     79.5
7.001 - 8.000                     $77,205,898       320     30.14          $241,268         7.534     358.80     597     82.7
8.001 - 9.000                     $25,590,331       113      9.99          $226,463         8.488     355.58     578     82.5
9.001 - 10.000                     $5,981,709        32      2.34          $186,928         9.508     339.25     577     80.0
> 10.000                           $4,018,776        28      1.57          $143,528        10.747     323.22     579     79.0
-----------------------------------------------------------------------------------------------------------------------------
                                 $256,140,822       972    100.00          $263,519         7.129     357.36     603     80.4
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                       Next Interest Adjustment Date      (Excludes 540 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------
                                      CURRENT      # OF      % OF           AVERAGE         GROSS      REMG.             ORIG
DESCRIPTION                           BALANCE     LOANS     TOTAL           BALANCE           WAC       TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------
09/05                                $686,798         9      0.27           $76,311         9.842     304.28     602     82.4
10/05                              $1,606,430        10      0.63          $160,643         9.909     298.29     568     80.2
11/05                                $945,977        10      0.37           $94,598         9.391     298.03     584     83.7
12/05                                $777,944         8      0.30           $97,243         9.283     307.13     590     83.8
01/06                              $6,145,192        25      2.40          $245,808         8.326     338.70     585     83.7
02/06                              $1,785,954        11      0.70          $162,359         8.575     316.10     600     78.6
02/07                                $186,271         1      0.07          $186,271         8.250     354.00     540     79.2
05/07                              $1,491,184         6      0.58          $248,531         6.807     357.00     593     85.3


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-9

[LOGO OMITTED] COUNTRYWIDE(R)                                                    Computational Materials For
SECURITIES CORPORATION                                 Countrywide Asset-Backed Certificates, Series 2005-08
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                               Group 2
                                            ARM and Fixed                   $363,196,882
                                                             Detailed Report
--------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date       (Excludes 540 Fixed Rate Mortgages)
--------------------------------------------------------------------------------------------------------------------------
                                     CURRENT    # OF        % OF          AVERAGE        GROSS     REMG.              ORIG
DESCRIPTION                          BALANCE   LOANS       TOTAL          BALANCE          WAC      TERM    FICO       LTV
--------------------------------------------------------------------------------------------------------------------------
06/07                             $9,529,423      34        3.72         $280,277        6.840    358.08     611      80.0
07/07                            $80,830,514     273       31.56         $296,082        6.946    359.00     608      80.9
08/07                            $20,220,501      68        7.89         $297,360        6.955    360.00     615      80.4
04/08                               $241,441       2        0.09         $120,720        9.027    356.00     545      75.0
05/08                             $1,891,207       7        0.74         $270,172        7.669    357.00     593      86.8
06/08                            $10,501,897      37        4.10         $283,835        7.174    358.03     611      86.8
07/08                            $97,847,872     384       38.20         $254,812        7.122    359.00     597      79.1
08/08                            $21,452,218      87        8.38         $246,577        7.131    360.00     598      79.3
--------------------------------------------------------------------------------------------------------------------------
                                $256,140,822     972      100.00         $263,519        7.129    357.36     603      80.4
--------------------------------------------------------------------------------------------------------------------------


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

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